________________________________________________________________________________



          BORDEN CHEMICALS AND PLASTICS OPERATING LIMITED PARTNERSHIP

                            BCP FINANCE CORPORATION

                             9 1/2% Notes Due 2005

                            _______________________

                                   INDENTURE

                            Dated as of May 1, 1995

                            _______________________


               THE CHASE MANHATTAN BANK (National Association),

                                  As Trustee



________________________________________________________________________________

                           CROSS-REFERENCE TABLE/1/

        TIA                                                      Indenture
      Section                                                     Section
      -------                                                     ---------

310(a)(1)                     ............................      7.10
   (a)(2)                     ............................      7.10
   (a)(3)                     ............................      N.A.
   (a)(4)                     ............................      N.A.
   (b)                        ............................      7.08; 7.10
   (c)                        ............................      N.A.
311(a)                        ............................      7.11
   (b)                        ............................      7.11
   (c)                        ............................      N.A.
312(a)                        ............................      2.05
   (b)                        ............................      10.03
   (c)                        ............................      10.03
313(a)                        ............................      7.06
   (b)(1)                     ............................      N.A.
   (b)(2)                     ............................      7.06
   (c)                        ............................      10.02
   (d)                        ............................      7.06
314(a)                        ............................      4.02; 10.02
   (b)                        ............................      N.A.
   (c)(1)                     ............................      10.04
   (c)(2)                     ............................      10.04
   (c)(3)                     ............................      N.A.
   (d)                        ............................      N.A.
   (e)                        ............................      10.05
   (f)                        ............................      4.12
315(a)                        ............................      7.01
   (b)                        ............................      7.05; 10.02
   (c)                        ............................      7.01
   (d)                        ............................      7.01
   (e)                        ............................      6.11
316(a)(last
   sentence)                  ............................     10.06
   (a)(1)(A)                  ............................      6.05
   (a)(1)(B)                  ............................      6.04
   (a)(2)                     ............................      N.A.
   (b)                        ............................      6.07
317(a)(1)                     ............................      6.08
   (a)(2)                     ............................      6.09
   (b)                        ............................      2.04
318(a)                        ............................      10.01

                          N.A. means Not Applicable.

__________________________
/1/ Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

                               TABLE OF CONTENTS

                                                                            Page


                                   ARTICLE I

                   Definition and Incorporation by Reference

     SECTION 1.01.  Definitions...........................................     1
     SECTION 1.02.  Other Definitions.....................................    16
     SECTION 1.03.  Incorporation by Reference of Trust Indenture Act.....    16
     SECTION 1.04.  Rules of Construction.................................    17

                                  ARTICLE II

                                The Securities

     SECTION 2.01.  Form and Dating.......................................    18
     SECTION 2.02.  Execution and Authentication..........................    18
     SECTION 2.03.  Registrar and Paying Agent............................    18
     SECTION 2.04.  Paying Agent To Hold Money In Trust...................    19
     SECTION 2.05.  Securityholder Lists..................................    19
     SECTION 2.06.  Transfer and Exchange.................................    20
     SECTION 2.07.  Replacement Securities................................    20
     SECTION 2.08.  Outstanding Securities................................    20
     SECTION 2.09.  Temporary Securities; Global Securities...............    21
     SECTION 2.10.  Cancellation..........................................    22
     SECTION 2.11.  Defaulted Interest....................................    22

                                  ARTICLE III

                                  Redemption

     SECTION 3.01.  Notices to Trustee....................................    23
     SECTION 3.02.  Selection of Securities To Be Redeemed................    23
     SECTION 3.03.  Notice of Redemption..................................    23
     SECTION 3.04.  Effect of Notice of Redemption........................    24
     SECTION 3.05.  Deposit of Redemption Price...........................    24
     SECTION 3.06.  Securities Redeemed in Part...........................    24

                                  ARTICLE IV

                                   Covenants

     SECTION 4.01.  Payment of Securities................................     25
     SECTION 4.02.  SEC Reports..........................................     25
     SECTION 4.03.  Limitation on Restricted Payments....................     25
     SECTION 4.04.  Limitation on Debt...................................     28
     SECTION 4.05.  Limitation on Restrictions on Distributions from
                    Subsidiaries.........................................     29

     SECTION 4.06.  Limitation on Sales of Assets and Subsidiary
                    Stock................................................     29
     SECTION 4.07.  Limitation on Debt and Preferred Stock of
                    Subsidiaries.........................................     32
     SECTION 4.08.  Limitation on Liens Securing Debt....................     33
     SECTION 4.09.  Limitation on Sale and Leaseback Transactions........     34
     SECTION 4.10.  Limitation on Transactions with Affiliates...........     34
     SECTION 4.11.  Change of Control....................................     35
     SECTION 4.12.  Uncompleted Acquisition Offer........................     36
     SECTION 4.13.  Compliance Certificate...............................     38

                                   ARTICLE V

                                  Successors

     SECTION 5.01.  When the Company May Merge or Transfer Assets........     38
     SECTION 5.02.  When Finance Corp. May Merge or Transfer Assets......     38
     SECTION 5.03.  Obligations After Merger or Transfer.................     39

                                  ARTICLE VI

                             Defaults and Remedies

     SECTION 6.01.  Events of Default....................................     40
     SECTION 6.02.  Acceleration.........................................     41
     SECTION 6.03.  Other Remedies.......................................     42
     SECTION 6.04.  Waiver of Past Defaults..............................     42
     SECTION 6.05.  Control by Majority..................................     42
     SECTION 6.06.  Limitation on Suits..................................     43
     SECTION 6.07.  Rights of Holders to Receive Payment.................     43
     SECTION 6.08.  Collection Suit by Trustee...........................     43
     SECTION 6.09.  Trustee May File Proofs of Claim.....................     43
     SECTION 6.10.  Priorities...........................................     44
     SECTION 6.11.  Undertaking for Costs................................     44
     SECTION 6.12.  Waiver of Stay or Extension Laws.....................     44

                                  ARTICLE VII

                                    Trustee

     SECTION 7.01.  Duties of Trustee....................................     45
     SECTION 7.02.  Rights of Trustee....................................     46
     SECTION 7.03.  Individual Rights of Trustee.........................     47
     SECTION 7.04.  Trustee's Disclaimer.................................     47
     SECTION 7.05.  Notice of Defaults...................................     47
     SECTION 7.06.  Reports by Trustee to Holders........................     47
     SECTION 7.07.  Compensation and Indemnity...........................     47
     SECTION 7.08.  Replacement of Trustee...............................     48
     SECTION 7.09.  Successor Trustee by Merger..........................     49

                                     (ii)

     SECTION 7.10.  Eligibility; Disqualification........................     49
     SECTION 7.11.  Preferential Collection of Claims Against Issuers....     50

                                 ARTICLE VIII

                      Discharge of Indenture; Defeasance

     SECTION 8.01.  Discharge of Liability on Securities; Defeasance.....     50
     SECTION 8.02.  Conditions to Defeasance.............................     51
     SECTION 8.03.  Application of Trust Money...........................     52
     SECTION 8.04.  Repayment to the Company.............................     52
     SECTION 8.05.  Indemnity for Government Obligations.................     52
     SECTION 8.06.  Reinstatement........................................     52

                                  ARTICLE IX

                                  Amendments

     SECTION 9.01.  Without Consent of Holders...........................     53
     SECTION 9.02.  With Consent of Holders..............................     53
     SECTION 9.03.  Compliance with Trust Indenture Act..................     54
     SECTION 9.04.  Revocation and Effect of Consents and Waivers........     54
     SECTION 9.05.  Notation on or Exchange of Securities................     55
     SECTION 9.06.  Trustee to Sign Amendments...........................     55

                                   ARTICLE X

                                 Miscellaneous

     SECTION 10.01. Trust Indenture Act Controls.........................     55
     SECTION 10.02. Notices..............................................     55
     SECTION 10.03. Communication by Holders with Other Holders..........     56
     SECTION 10.04. Certificate and Opinion as to Conditions Precedent...     56
     SECTION 10.05. Statement Required in Certificate or Opinion.........     56
     SECTION 10.06. When Securities Disregarded..........................     57
     SECTION 10.07. Rules by Trustee, Paying Agent and Registrar.........     57
     SECTION 10.08. Legal Holidays.......................................     57
     SECTION 10.09. Governing Law........................................     57
     SECTION 10.10. No Recourse Against Others...........................     57
     SECTION 10.11. Successors...........................................     58
     SECTION 10.12. Multiple Originals...................................     58
     SECTION 10.13. Table of Contents; Headings..........................     58
     EXHIBIT A      [FORM OF SECURITY]...................................     60

                                     (iii)

          INDENTURE dated as of May 1, 1995, among BORDEN CHEMICALS AND PLASTICS OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership, BCP FINANCE CORPORATION, a Delaware corporation, and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national association organized under the laws of the United States of America.

          Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the 9 1/2% Notes Due 2005 (the "Securities"):

                                   ARTICLE I

                   Definition and Incorporation by Reference
                   -----------------------------------------

          SECTION 1.01.  Definitions.
                         -----------

          "Accounts Receivable" means (i) any accounts receivable (whether or not earned by performance), chattel paper, instruments, documents, general intangibles, trade acceptances, any other rights to receive installment, rental or other payments for, or relating to amounts due or to become due on account of, goods or equipment sold or leased or to be sold or leased or services rendered or to be rendered or funds advanced or loaned or to be advanced or loaned and other similar rights to payment of any kind, (ii) any proceeds of any of the foregoing and (iii) any interest in any property or asset of any kind (whether of the obligor with respect to such accounts receivable or any other person securing the payment of any item listed in clause (i) above) .

          "Acquisition" means the purchase of the Addis Assets pursuant to the Asset Transfer Agreement.

          "Addis Assets" means a polyvinyl chloride production facility located in Addis, Louisiana and certain related assets to be purchased pursuant to the Asset Transfer Agreement.

          "Affiliate" of any person means (i) any person that, directly or indirectly, is in control of, is controlled by or is under common control with such person or (ii) any person who is a director or officer (A) of such person,
(B) of any Subsidiary of such person or (C) of any person described in clause
(i) above. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Asset Disposition" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) of Capital Stock of a Subsidiary (other than directors' qualifying shares), property or other assets (each referred to for the purposes of this definition as a "disposition") by the Company or any of its Subsidiaries, including any disposition by means of a merger, consolidation or similar transaction, other than (i) a disposition by the Company or a Subsidiary to the Company or a Wholly Owned Subsidiary, (ii) a disposition of property or assets at fair market value in the ordinary course of business, (iii) a disposition of obsolete assets in the ordinary course of business, (iv) a disposition that constitutes a Restricted Payment or a sale and leaseback transaction and (v) any sale, transfer or other disposition by the Company or any Subsidiary of Accounts Receivable or of any Subsidiary substantially all the assets of which are Accounts Receivable, which sale, transfer or other disposition constitutes a "sale" under generally accepted accounting principles (as in effect at the time thereof).

          "Asset Transfer Agreement" means the Asset Transfer Agreement, dated as of August 12, 1994, as amended, between the Company and Occidental Petroleum Company.

          "Attributable Debt" in respect of a sale and leaseback arrangement means, as at the time of determination, the present value (discounted at the interest rate borne by the Securities, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such arrangement (including any period for which such lease has been extended).

          "Available Cash" has the meaning given to such term in the Amended and Restated Agreement of Limited Partnership of Borden Chemical and Plastics Operating Limited Partnership, dated as of November 30, 1987, as amended to the date of this Indenture.

          "Average Life" means, as of the date of determination, with respect to any Debt, the quotient obtained by dividing (a) the sum of the products of
(i) the numbers of years from the date of determination to the dates of each successive scheduled principal payment or redemption or similar payment with respect to such Debt multiplied by (ii) the amount of such payment, by (b) the sum of all such payments.

          "BCPM" means BCP Management, Inc., a Delaware corporation, and its successors.

          "Board of Directors" means the Board of Directors of the Company (or, if the Company is a limited partnership or a general partnership, of any of its general partner or partners, respectively, authorized to act on behalf of such limited partnership or general partnership, as the case may be, in connection with this Indenture) or any committee thereof duly authorized to act on behalf of such Board.

          "Borden" means Borden, Inc., a New Jersey corporation, and its successors (other than as a result of any transaction described in clause (a)(i) of the definition of "Change of Control" as if Borden, Inc. were deemed for such purposes to be the Company).

          "Business Day" means each day that is not a Legal Holiday.

          "Capital Lease Obligations" of a person means any obligation which is required to be classified and accounted for as a capital lease on the face of a balance sheet of such person prepared in accordance with generally accepted accounting principles; the amount of such obligation shall be the capitalized amount thereof, determined in accordance with generally accepted accounting principles; and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

          "Capital Stock" means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) capital stock, including any preferred stock, and with respect to a partnership, any interest therein (whether general or limited) that confers on a person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership; provided that Capital Stock shall not include any debt security that is convertible into or exchangeable for Capital Stock.

          A "Change of Control" occurs when (a) (i) any person or "group" for purposes of Section 13(d) of the Exchange Act (a "Group"), other than Permitted Holders, shall beneficially own, directly or indirectly, more than 50% of the total voting power of all classes of Voting Stock of BCPM, the Holding Company or the Company, (ii) (A) the Company shall sell, lease, convey or otherwise dispose of all or substantially all the Company's assets to any person or Group or (B) the Company shall consolidate with or merge into another person or another person shall consolidate with or merge into the Company, in case of either of the foregoing, in a transaction in which the outstanding Voting Stock of the Company is reclassified or changed into or exchanged for cash, securities or other property, other than, in the case of either of clauses (A) or (B), to, with or into, as applicable, one or more Permitted Holders or a person, more than 50% of the total voting power of all classes of Voting Stock of which, after giving effect to such transaction, is beneficially owned, directly or indirectly, by one or more Permitted Holders or (iii) the Company, the Holding Company or BCPM shall adopt a plan of liquidation or dissolution (unless all or substantially all the Company's assets are distributed pursuant to such plan to one or more Permitted Holders) and (b) a Rating Decline occurs within the period of 60 days following the first public announcement of any of the events described in clause (a) (the "Announcement") (which period shall be extended if during such 60 days either both Rating Agencies shall have placed the Company on credit watch (with negative implications) or one of the Rating Agencies shall have placed the Company on credit watch (with negative implications) and the other Rating Agency shall have made the determination described in the definition of Rating Decline, until such time as it can be determined whether or not there has been a Rating Decline). A "Rating Decline" shall be deemed to have occurred (i) in the event the Securities are rated below Investment Grade by each Rating Agency on the day before the Announcement, if each such rating is reduced by more than one gradation (whether or not within the same Rating Category) and (ii) in the event the Securities are rated Investment Grade by either or both of the Rating Agencies on the day before the Announcement, if the Securities cease to be rated Investment Grade by at least one Rating Agency. "Rating Agency" means either Standard & Poor's Corporation and its successors ("S&P"), or Moody's Investors Service Inc. and its successors ("Moody's"), or if S&P and Moody's or both shall not make a rating of the Securities publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, selected by the Company which shall be substituted for S&P or Moody's or both, as the case may be; and "Rating Category" means each major rating category symbolized by (x) in the case of S&P, AAA, AA, A, BBB, BB, B, CCC, CC and C and each such Rating Category shall include pluses or minuses ("gradations") modifying such capital letters; (y) in the case of Moody's, Aaa, Aa, A, Baa, Ba, B, Caa, Ca, and C and each such Rating Category shall include added numerals such as 1, 2, or 3 ("gradations") modifying such letters; and (z) with respect to any other Rating Agency, equivalent symbols. "Investment Grade" means (i) with respect to S&P, any of the Rating Categories from and including AAA to and including BBB-and (ii) with respect to Moody's, any of the Rating Categories from and including Aaa to and including Baa3.

          "Company" means Borden Chemicals and Plastics Operating Limited Partnership, a Delaware limited partnership, until a successor replaces it pursuant to the applicable provisions of this Indenture, and thereafter means the successor.

          "Consolidated EBITDA Coverage Ratio" as of any date of determination means the ratio of (i) the aggregate amount of EBITDA for the period of the most recent four consecutive fiscal quarters ending at least 5 days prior to the date of such determination to (ii) Consolidated Interest Expense for such four fiscal quarters; provided however, that (1) if the Company or any Subsidiary has issued any Debt since the beginning of such period that remains outstanding as of such date of determination or if the transaction giving rise to the need to calculate the

Consolidated EBITDA Coverage Ratio is an issuance of Debt, or both, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Debt as if such Debt has been issued on the first day of such period and the discharge of any other Debt repaid, repurchased, defeased or otherwise discharged with the proceeds of such new Debt as if such discharge had occurred on the first day of such period, (2) if since the beginning of such period the Company or any Subsidiary shall have made any Asset Disposition, the EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive) directly attributable to the assets that were the subject of such Asset Disposition for such period, or increased by an amount equal to the EBITDA (if negative), directly attributable thereto for such period, and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Debt or Preferred Stock of the Company or any Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Company and its continuing Subsidiary or from which the Company or such continuing Subsidiary has been released by reason of the assumption thereof by the transferee of such Asset Disposition, in connection with such Asset Dispositions for such period (or, if the Capital Stock of any Subsidiary is sold, the Consolidated Interest Expense for such period directly attributable to the Debt or Preferred Stock of such Subsidiary to the extent the Company and its continuing Subsidiaries are no longer liable for such Debt or Preferred Stock after such sale), (3) if since the beginning of such period the Company or any Subsidiary (by merger or otherwise) shall have made an Investment in any Subsidiary (or any person which becomes a Subsidiary) or an acquisition or assets, including any acquisition of assets occurring in connection with a transaction causing a calculation to be made hereunder, which constitutes all or substantially all of an operating unit of a business, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the issuance of any Debt) as if such Investment or acquisition occurred on the first day of such period and (4) if since the beginning of such period any person (that subsequently became a Subsidiary or was merged with or into the Company or any Subsidiary since the beginning of such period) shall have made any Asset Disposition or any Investment that would have required an adjustment pursuant to clause (2) or (3) above if made by the Company or a Subsidiary during such period, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition or Investment occurred on the first day of such period. For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, the amount of income or earnings relating thereto, and the amount of Consolidated Interest Expense associated with any Debt or Preferred Stock issued in connection therewith, shall be determined on a pro forma basis in good faith by a responsible financial or accounting Officer of the Company. If any Debt bears a floating rate of interest and is being given pro forma effect, the interest of such Debt shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Protection Agreement applicable to such Debt if such Interest Rate Protection Agreement has a remaining term in excess of 12 months).

          "Consolidated Interest Expense" means, for any period, the total interest expense of the Company and its consolidated Subsidiaries, including (i) interest expense attributable to Capital Lease Obligations, (ii) amortization of debt discount and debt issuance cost, (iii) capitalized interest, (iv) non-cash interest payments, (v) commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, (vi) net costs under Interest Rate Protection Agreements (including amortization of fees), (vii) Preferred Stock dividends in respect of all Preferred Stock held by persons other than the Company or a Wholly Owned Subsidiary, (viii) interest incurred in connection with investments in discontinued operations and (ix) interest actually paid by the Company or any of its consolidated Subsidiaries under any guarantee of Debt or other obligation of any other person.

          "Consolidated Net Income" means, for any period, the net income of the Company and its consolidated Subsidiaries; provided, however, that there shall not be included in such Consolidated Net Income:

          (i) any net income of any person if such person is not a Subsidiary, except that (A) the Company's equity in the net income of any such person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such person during such period to the Company or a Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution to a Subsidiary, to the limitations contained in clause (iii) below) and (B) the Company's equity in a net loss of any such person for such period shall be included in determining such Consolidated Net Income;

          (ii) any net income of any person acquired by the Company or a Subsidiary in a pooling of interests transaction for any period prior to the date of such acquisition;

          (iii) any net income of any Subsidiary that is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Subsidiary, directly or indirectly, to the Company, except that (A) the Company's equity in the net income of any such Subsidiary for such period shall be included in such Consolidated Net

     Income up to the aggregate amount of cash actually distributed by such Subsidiary during such period to the Company or another Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution to another Subsidiary, to the limitation contained in this clause) and (B) the Company's equity in a net loss of any such Subsidiary for such period shall be included in determining such Consolidated Net Income;

          (iv) any gain (or loss) realized upon the sale or other disposition of any property, plant or equipment of the Company or its consolidated Subsidiaries (including pursuant to any sale-and-leaseback arrangement) which is not sold or otherwise disposed of in the ordinary course of business and any gain (or loss) realized upon the sale or other disposition of any Capital Stock of any person; and

          (v)  the cumulative effect of a change in accounting principles.

          "Consolidated Net Tangible Assets" means the total assets of the Company and its Subsidiaries appearing on a consolidated balance sheet of the Company and its Subsidiaries (prepared in accordance with generally accepted accounting principles) as of any date selected by the Company not more than 90 days prior to the date of determination, after (i) adding thereto all Attributable Debt of the Company and its Subsidiaries in respect of any sale and leaseback arrangement not capitalized on such balance sheet, (ii) eliminating all intercompany transactions and all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries and (iii) deducting therefrom (without duplication of deductions):

          (a) all liabilities of the Company and its Subsidiaries other than Debt;

          (b) the net book amount of all assets, after deducting any reserves applicable thereto, which would be treated as intangible under generally accepted accounting principles, including such items as goodwill, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing, unamortized debt discount and expense and organization expenses;

          (c) any write-up in the book value of any asset on the books of the Company or any Subsidiary resulting from a revaluation thereof subsequent to the date of this Indenture (other than the write-up of the book value of an asset made in accordance with purchase accounting under generally accepted accounting principles in connection with the purchase of such asset);

          (d)  all deferred charges (other than prepaid expenses); and

          (e) all reserves, including, without limitation, reserves for deferred income taxes, liabilities (fixed or contingent), depreciation, obsolescence, depletion, insurance and inventory valuation, which appear or under generally accepted accounting principles are required to appear on such balance sheet.

          "Consolidated Net Worth" of any person means the total of the amounts shown on the balance sheet of such person and its consolidated Subsidiaries, determined on a consolidated basis in accordance with generally accepted accounting principles, as of the end of the most recent fiscal quarter of such person ending at least 5 days prior to the taking of any action for the purpose of which the determination is being made, as (i) if such person is a partnership, the consolidated equity of the partners less (x) any amounts attributable to Redeemable Stock and (y) any amounts attributable to Exchangeable Stock and (ii) if such person is not a partnership, (A) the par or stated value of all outstanding Capital Stock of such person plus (B) paid-in capital or capital surplus relating to such Capital Stock plus (C) any retained earnings or earned surplus less (1) any accumulated deficit, (2) any amounts attributable to Redeemable Stock and (3) any amounts attributable to Exchangeable Stock.

          "Credit Facility" means the credit facility under that certain Revolving Credit Agreement, dated as of November 2, 1987, by and between the Company and Wachovia Bank and Trust Company, N.A., including any related notes, instruments and agreements executed in connection therewith, and which may be replaced with a facility between the Company and certain lenders, providing for up to $100.0 million of credit borrowings, including any related notes, instruments and agreements executed in connection therewith, in each as amended, modified, renewed, refunded, replaced or refinanced from time to time.

          "Debt" of any person means, without duplication,

          (i) the principal of and premium, if any, in respect of (A) indebtedness of such person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such person is responsible or liable;

          (ii)  all Capital Lease Obligations of such person;

          (iii) all obligations of such person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such person and all obligations of such person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business);

          (iv) all obligations of such person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in (i) through (iii) above) entered into in the ordinary course of business of such person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the third Business Day following receipt by such person of a demand for reimbursement following payment on the letter of credit);

          (v) the amount of all obligations of such person with respect to the redemption, repayment or other repurchase of any Redeemable Stock (but excluding any accrued dividends);

          (vi)  all obligations of the type referred to in clauses (i) through
     (v) of other persons and all dividends of other persons for the payment of which, in either case, such person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any agreement which has the economic effect of a guarantee; and

          (vii)  all obligations of the type referred to in clauses (i) through
     (vi) of other persons secured by any Lien on any property or asset of such person (whether or not such obligation is assumed by such person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured.

          "Default" means any event that is, or after notice or passage of time or both would be, and Event of Default.

          "Depository" means, (i) with respect to any Global Security offered for sale solely outside of the United States, a common depository for Morgan Guaranty Trust Company of New York, Brussels office, operator of the Euro-clear System, and Centrale de Livraison de Valeurs Mobilieres. S.A., and (ii) with respect to any Global Security offered for sale in the United States, a clearing agency registered under the Exchange Act, which shall in either case be designated by the Company pursuant to Section 2.09.

          "Disqualified Capital Stock" means any Capital Stock that is Redeemable Stock or Exchangeable Stock.

          "EBITDA" for any period means the Consolidated Net Income for such period, plus the following to the extent deducted in calculating such Consolidated Net Income: (i) income tax expense, (ii) Consolidated Interest Expense, (iii) depreciation expense, (iv) amortization expense and (v) all other noncash items reducing Consolidated Net Income, less all noncash items increasing Consolidated Net Income.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exchangeable Stock" means any Capital Stock that is exchangeable or convertible into another security (other than Capital Stock of the Company that is neither Exchangeable Stock nor Redeemable Stock).

          "Finance Corp." means BCP Finance Corporation, a Delaware corporation, and its successors.

          "Global Security" means a Security executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture including
Section 2.09, and which shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all the outstanding Securities or a portion thereof, in either case having the same terms as other Securities. "Global Security" shall include any temporary Global Security and any permanent Global Security.

          "Guarantee" means any obligation, contingent or otherwise, of any person directly or indirectly guaranteeing any Debt or other obligation of any person and any obligation, direct or indirect, contingent or otherwise, of such person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation of such person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof (in whole or in part); provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "Holder" or "Securityholder" means the person in whose name a Security is registered on the Registrar's books.

          "Holding Company" means Borden Chemicals and Plastics Limited Partnership, a Delaware limited partnership, and its successors.

          "Independent Committee" means a standing committee of the Board of Directors composed entirely of Independent Directors; provided that if there is no such standing committee, then "Independent Committee" means all the Independent Directors.

          "Independent Directors" means members of the Board of Directors who are neither officers nor employees of the Company or any of its Affiliates (or, if the Company is a limited or general partnership, of any general partner thereof or any of its Affiliates).

          "Indenture" means this Indenture as amended or supplemented from time to time.

          "Interest Rate Protection Agreement" means any interest rate swap agreement, interest rate cap agreement or other financial agreement or arrangement designed to protect the Company or any Subsidiary against fluctuations in interest rates.

          "Investment" in any person means any loan or advance to, any acquisition of Capital Stock, obligation or other security of, or capital contribution or other investment in, such person.

          "issue" means issue, assume, guarantee, incur or otherwise become liable for; provided, however, that any Debt or Capital Stock or a person existing at the time such person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be issued by such Subsidiary at the time it become a Subsidiary.

          "Issuers" means the Company and Finance Corp., as joint and several obligors under the Securities.

          "Lien" means any mortgage, pledge, security interest, conditional sale or other title retention agreement or other similar lien.

          "Net Available Cash" from an Asset Disposition means cash payments received (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, and excluding any other consideration received in the form of assumption by the acquiring person of Debt or other obligations relating to such properties or assets or received in any other noncash form) therefrom, in each case net of all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all Federal, state, provincial, foreign and local taxes required to be accrued as a liability under generally accepted accounting principles, as a consequence of such Asset Disposition, and in each case net of all payments made on any Debt which is secured by any assets subject to such Asset Disposition, in accordance with the terms of any lien upon or other security agreement of any kind with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law be repaid out of the proceeds from such Asset Disposition, and net of amounts thereof allocable to minority interest holders in Subsidiaries.

          "Net Cash Proceeds", with respect to any issuance or sale of Capital Stock, means the cash proceeds of such issuance or sale net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

          "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer, the Principal Accounting Officer or the Secretary of the Company (or, if the Company is a limited partnership or a general partnership, of any of its general partners or partners, respectively, authorized to act on behalf of such limited partnership or general partnership, as the case may be, in connection with this Indenture) or of Finance Corp., as the case may be.

          "Officers' Certificate" means a certificate signed by two Officers.

          "Opinion of Counsel" means a written opinion from legal counsel, which may be an employee of or counsel to the Company or the Trustee.

          "Pari Passu Debt" means any Debt of the Company (other than the Securities), whether or not secured, that is pari passu in right of payment to the Securities.

          "Permitted Holders" means, as of the date of determination, any and all of (a) Borden and its Subsidiaries, (b) Kohlberg Kravis Roberts & Co., its successors and its Affiliates and (c) (i) any officer or other member of management employed by Borden, BCPM, the Company or any Subsidiary for the 12-month period prior to the date of determination; (ii) any persons described in clause (i) who have retired (including as the result of disability) after the initial date of this Indenture from the employment of Borden, BCPM, the Company or any Subsidiary in the ordinary course of business; (iii) family members or the relatives of the persons described in clauses (i) and (ii); (iv) any trusts created for the benefit of the persons described in clauses (i), (ii), (iii) or
(v); (v) in the event of the incompetence or death of any of the persons described in clauses (i), (ii) and (iii), such person's estate, executor, administrator, committee or other personal representative, or beneficiaries, in each case who at any particular date shall beneficially own or have the right to acquire, directly or indirectly, Capital Stock and (vi) any person, the management of which is controlled by one or more persons described in clause (i) or (ii); provided, however, that in connection with the transaction that otherwise would constitute a Change of Control were the persons described in this clause (c) not Permitted Holders, any Debt incurred as a result thereof shall not be recourse to any of the assets of the Company or any Subsidiary. The management of a person shall be deemed to be controlled by the chief executive officer (or equivalent executive) of such person.

          "Permitted Investments" shall mean (i) investments in direct obligations of the United States of America or any agency or instrumentality thereof maturing within one year of the date of acquisition thereof, (ii) investments in certificates of deposit maturing within one year of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States or any state thereof having capital, surplus and undivided profits aggregating in excess of $50.0 million or the debt of which is rated P-1 (or higher) by Moody's or A-1 (or higher) by S&P and (iii) investments in commercial paper given the highest rating by two established national credit rating agencies and maturing not more than nine months from the date of acquisition thereof.

          "Permitted Liens" means (i) Liens that exist on the date of this Indenture, (ii) Liens on property or assets (or any income or profits therefrom) existing at the time of acquisition of such property or assets, (iii) Liens on property or assets (or any income or profits therefrom) of a person existing at the time such person is merged into or consolidated with or acquired by the Company or its Subsidiaries, (iv) Liens in favor of any governmental authority to secure any payment obligation under any statute, (v) Liens of landlords and Liens of carriers, warehousemen, mechanics and materialmen incurred in the ordinary course of business, (vi) Liens incurred for the purpose of financing all or any part of the purchase price or the cost of construction or improvement of the property or assets subject to such Liens; provided, however, that such Lien shall not extend to or cover any other property or assets other than such property or assets or any improvements thereon and shall attach to such property, assets, or improvements within 180 days of the acquisition or construction thereof, (vii) Liens incurred to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety or appeal bonds, bids, leases, performance or return-of-money bonds, purchase, construction or sale contracts or other obligations of a like nature incurred in the ordinary course of business, (viii) Liens on Capital Stock of a Subsidiary and Liens on intercompany notes issued by such Subsidiary to the Company, in either case to secure Debt incurred by such Subsidiary in connection with the Company's acquisition of such Subsidiary or the business of such Subsidiary,
(ix) Liens securing any Debt
owed to the Company or any Subsidiary, (x) Liens on any Accounts Receivable or inventory granted to secure Debt issued pursuant to the Credit Facility (or any Refinancing Agreement) referred to in clause (b)(1) or pursuant to clause (b)(5) of Section 4.04, (xi) Liens to secure any extension, renewal, refunding or refinancing (or successive extensions, renewals, refundings or refinancings), in whole or in part, of any Debt secured by Liens referred to in the foregoing clauses (i) through (x) so long as such Liens do not extend to any other property or assets and the aggregate principal amount of the Debt so secured is not increased, and (xii) Liens securing Debt of a person, the aggregate principal amount of which, together with the aggregate principal amount of all other Debt of such person secured by Liens (excluding Debt secured by Liens permitted in the foregoing clauses (i) through (xi)) and the aggregate amount of Attributable Debt deemed to be outstanding in respect of all sale and leaseback transactions permitted by clause (i) of Section 4.09 (excluding any such sale and leaseback transactions otherwise permitted by the foregoing clauses (i) through (xi)), does not exceed 5% of Consolidated Net Tangible Assets.

          "person" means any individual, corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

          "Preferred Stock", as applied to the Capital Stock of any person, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such person, over the Capital Stock of any other class of such person.

          "principal" of a Security means the principal of the Security plus the premium, if any, payable on the Security which is due or overdue or is to become due at the relevant time.

          "Redeemable Stock" means any Capital Stock that by its terms or otherwise is required to be redeemed prior to the first anniversary of the Stated Maturity of the Securities or is redeemable at the option of the holder thereof at any time prior to the first anniversary of the Stated Maturity of the Securities.

          "Refinance" means, in respect of any Debt or Preferred Stock, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue Debt or Preferred Stock in exchange or replacement for, such Debt or Preferred Stock. "Refinanced" and "Refinancing" shall have correlative meanings.

          "Refinancing Agreement" means any credit agreement, indenture or other agreement pursuant to which the Company or any Subsidiary Refinances, in whole or in part, Debt of the Company or any Subsidiary issued under clause (b)(1) of Section 4.04; provided, however, that the principal amount of the Refinancing Debt issued pursuant to such Refinancing Agreement may not exceed the principal amount of the Debt so Refinanced.

          "SEC" means the Securities and Exchange Commission.

          "Securities" means the Securities issued under this Indenture.

          "Significant Subsidiary" means any Subsidiary that would be a "significant subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X as promulgated by the SEC.

          "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the principal of such security is due and payable, including pursuant to any mandatory redemption provision.

          "Subordinated Obligation" means any Debt of the Company (whether outstanding on the date hereof or hereafter incurred) that is subordinate or junior in right of payment to the Securities.

          "Subsidiary" means any corporation, association, partnership or other business entity of which more than 50% of the total voting power of the outstanding Capital Stock (or other interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, general partners, managers, managing members, managing partners or trustees thereof or, if such persons are not elected, to vote on any matter that is submitted to the vote of all persons holding ownership interests in such entity) is at the time owned or controlled, directly or indirectly, by (i) the Company, (ii) the Company and one or more Subsidiaries or (iii) one or more Subsidiaries.

          "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. SS
                                                          ------
77aaa-77bbbb) as in effect on the date of this Indenture.

          "Total Debt" means, as of any date of determination, the total Debt of the Company and its consolidated Subsidiaries .

          "Trustee" means The Chase Manhattan Bank (National Association), until a successor replaces it pursuant to the applicable provisions of this Indenture, and thereafter means the successor.

          "Trust Officer" means the Chairman of the Board, the President or any officer or assistant officer of the

Trustee assigned by the Trustee to administer its corporate trust matters.

          "Uniform Commercial Code" means the New York Uniform Commercial Code as in effect from time to time.

          "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable at the issuer's option.

          "Voting Stock" of any person means, with respect to a corporation, all classes of Capital Stock of such corporation then outstanding and normally entitled to vote in the election of directors or, with respect to a partnership (whether general or limited), any general partner interest in such partnership.

          "Wholly Owned Subsidiary" of any person means a Subsidiary of such person all the outstanding Capital Stock or other ownership interests or, in the case of a limited partnership, all the partners' Capital Stock (other than up to a 2% general partner interest), of which (other than directors' qualifying shares) shall at the time be owned by such person or by one or more Wholly Owned Subsidiaries of such person.

          SECTION 1.02.  Other Definitions.
                         -----------------

                                                                    Defined in
                                 Term                                 Section
                                 ----                               ----------

"Bankruptcy Law"...........................................        6.01
"covenant defeasance option"...............................        8.01(b)
"Custodian"................................................        6.01
"Event of Default".........................................        6.01
"legal defeasance option"..................................        8.01(b)
"Legal Holiday"............................................       10.08
"Paying Agent".............................................        2.03
"Registrar"................................................        2.03

          SECTION 1.03.  Incorporation by Reference of Trust Indenture Act.
                         -------------------------------------------------
Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the SEC.

          "indenture securities" means the Securities.

          "indenture security holder" means a Securityholder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Issuers and any other obligor on the indenture securities.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

          SECTION 1.04.  Rules of Construction.  Unless the context otherwise
                         ---------------------
requires:

          (1)  a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" with respect to any determination required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such determination;

          (3)  "or" is not exclusive;

          (4)  "including" means including, without limitation;

          (5) words in the singular include the plural and words in the plural include the singular;

          (6) unsecured debt shall not be deemed to be subordinate or junior to secured debt merely by virtue of its nature as unsecured debt;

          (7) the principal amount of any noninterest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance of principal on such security shall be deemed to be the issuance of Debt; and

          (8) the principal amount of Redeemable Stock shall be (i) the maximum liquidation value of such Redeemable Stock or (ii) the maximum mandatory redemption or mandatory repurchase price with respect to such Redeemable Stock, whichever is greater.

                                  ARTICLE II

                                The Securities
                                --------------

          SECTION 2.01.  Form and Dating.  The Securities and the Trustee's
                         ---------------
certificate of authentication with respect thereto shall be substantially in the form of Exhibit A hereto, which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Issuers are subject, if any, or usage (provided that any such notation legend or endorsement is in a form acceptable to the Issuers). Each Security shall be dated the date of its authentication. The terms of the Securities set forth in Exhibit A are part of the terms of this Indenture.

          SECTION 2.02.  Execution and Authentication.  Two Officers shall sign
                         ----------------------------
the Securities for each of the Issuers by manual or facsimile signature.

          If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

          A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

          The Trustee shall authenticate and deliver Securities for original issue in an aggregate principal amount of $200,000,000, upon a written order of the Company and Finance Corp. signed by two Officers or by an Officer and an Assistant Treasurer or an Assistant Secretary of the Company and Finance Corp. Such order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated. The aggregate principal amount of Securities outstanding at any time shall not exceed such amount as provided in Section 2.07.

          The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Registrar, Paying Agent or agent for service of notices and demands.

          SECTION 2.03.  Registrar and Paying Agent.  The Issuers shall maintain
                         --------------------------
an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a registrar of the Securities and of their transfer and exchange. The Issuers may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

          The Issuers shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture, which shall incorporate the terms of the TIA. The agreement shall implement the provisions of this Indenture that relate to such agent. The Issuers shall notify the Trustee of the name and address of any such agent. If the Issuers fail to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.07. The Company or any Subsidiary or Affiliate may act as Paying Agent, Registrar, co-registrar or transfer agent.

          The Issuers initially appoint the Trustee as Registrar and Paying Agent in connection with the Securities.

          SECTION 2.04.  Paying Agent To Hold Money in Trust.  Prior to each due
                         -----------------------------------
date of the principal and interest on any Security, the Issuers shall deposit with the Paying Agent a sum sufficient to pay such principal and interest when so becoming due. The Issuers shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities and shall notify the Trustee of any default by the Issuers in making any such payment. If the Company or a domestically incorporated Wholly Owned Subsidiary acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Issuers at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section, the Paying Agent shall have no further liability for the money delivered to the Trustee.

          SECTION 2.05.  Securityholder Lists.  The Trustee shall preserve in as
                         --------------------
current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Issuers shall furnish to the Trustee, in writing at least five Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

          SECTION 2.06.  Transfer and Exchange. The Securities shall be issued
                         ---------------------
in registered form and shall be transferable only upon the surrender of a Security for registration of transfer. When a Security is presented to the Registrar or a co-registrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of Section 8-401(1) of the Uniform Commercial Code are met. When Securities are presented to the Registrar or a co-registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall make the exchange as requested if the same requirements are met. To permit registration of transfers and exchanges, the Issuers shall execute and the Trustee shall authenticate Securities at the Registrar's or co-registrar's request. The Issuers may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges. The Issuers shall not be required to make and the Registrar need not register transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed or any Securities 15 days before an interest payment date.

          Prior to the due presentation for registration of transfer of any Security, the Issuers, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Issuers, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

          SECTION 2.07.  Replacement Securities.  If a mutilated Security is
                         ----------------------
surrendered to the Registrar or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Issuers shall issue and the Trustee shall authenticate a replacement Security if the requirements of
Section 8-405 of the Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee. If required by the Trustee or the Issuers, such Holder shall furnish an indemnity bond sufficient in the judgment of the Issuers and the Trustee to protect the Issuers, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Security is replaced. The Issuers and the Trustee may charge the Holder for their expenses in replacing a Security.

          Every replacement Security is an additional obligation of the Issuers.

          SECTION 2.08.  Outstanding Securities.  Securities outstanding at any
                         ----------------------
time are all Securities authenticated by the

Trustee except for those cancelled by it, those delivered to it for cancellation and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Company or an affiliate of the Company holds the Security.

          If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee and the Issuers receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser.

          If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Securities to be redeemed or maturing, as the case may be, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

          SECTION 2.09.  Temporary Securities; Global Securities.  (a)  Until
                         ---------------------------------------
definitive Securities are ready for delivery, the Issuers may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Issuers consider appropriate for temporary Securities. Every temporary Security shall be executed by the Issuers and authenticated by the Trustee, and registered by the Registrar, upon the same conditions, and with like effect, as a definitive Security. Without unreasonable delay, the Issuers shall prepare and the Trustee shall authenticate definitive Securities and deliver them in exchange for temporary Securities. All references herein to "definitive Securities" shall be deemed to apply equally to permanent Global Securities.

          (b) If the Issuers shall advise the Trustee that the Securities are to be issued as one or more Global Securities, then the Issuers shall execute and the Trustee shall, in accordance with Section 2.02, authenticate and deliver to the Depositary or pursuant to the Depositary's instruction one or more
Global Securities. Each Global Security shall bear a legend substantially to the following effect: "Except as otherwise provided in Section 2.09 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depositary or to a successor Depositary or to a nominee of successor Depositary."

          (c)  Notwithstanding any other provision of this Section 2.09 or of
Section 2.06, except for exchanges of Global Securities as provided in Section 2.09(e), a Global Security may be transferred, in whole but not in part and in the manner provided in Section 2.06, only to another nominee of the Depositary, or to a successor Depositary selected or approved by the Issuers or to a nominee of such successor Depositary.

          (d) If at any time the Depositary notifies the Issuers that it is unwilling or unable to continue as Depositary or, with respect to a Depositary contemplated by clause (ii) of the definition thereof, if at any time the Depositary shall no longer be registered or in good standing under the Exchange Act or other applicable statute or regulation and, in any such case, a successor Depositary is not appointed by the Issuers within 90 days after the Issuers receive such notice or becomes aware of such condition, as the case may be, this
Section 2.09 shall no longer be applicable to the Securities and the Issuers will execute, and the Trustee will authenticate and deliver, Securities in definitive form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.

          (e) Upon any exchange of a part of a temporary or permanent Global Security for definitive Securities, the temporary or permanent Global Security, as the case may be, shall be endorsed by the Trustee or an authenticating agent for the Trustee to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of definitive Securities so exchanged and endorsed.

          SECTION 2.10.  Cancellation.  The Issuers at any time may deliver
                         ------------
Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel and destroy (subject to the record retention requirements of the Exchange Act) all Securities surrendered for registration of transfer, exchange, payment or cancellation and deliver a certificate of such destruction to the Company unless the Company directs the Trustee to deliver cancelled Securities to the Company. The Issuers may not issue new Securities to replace Securities they have redeemed, paid or delivered to the Trustee for cancellation.

          SECTION 2.11.  Defaulted Interest.  If the Issuers default in a
                         ------------------
payment of interest on the Securities, the Issuers shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) in any lawful manner. The Issuers may determine to pay the defaulted interest to the persons who are Securityholders on a subsequent special record date, which date shall be at least five Business Days prior the payment date. If the Issuers so determine, the Issuers shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days before any such special record date, the Issuers shall mail to each Securityholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

                                  ARTICLE III

                                  Redemption
                                  ----------

          Section 3.01.  Notices to Trustee. If the Issuers elect to redeem
                         ------------------
Securities pursuant to paragraph 5 of the Securities, they shall notify the Trustee in writing of the redemption date and the principal amount of Securities to be redeemed.

          The Issuers shall give each notice to the Trustee provided for in this Section at least 45 days before the redemption date and at least 15 days prior to the notice mailed to Holders pursuant to Section 3.03, unless the Trustee consents to a shorter period, provided, however, that if the Issuers have incurred any obligation to repurchase the Securities pursuant to Section 4.11, then such notice to the Trustee or any Securityholder shall be given simultaneously with the notice given to the Securityholders relating to a Change of Control. Such notice shall be accompanied by an Officers' Certificate from the Company to the effect that such redemption will comply with the conditions herein. If fewer than all the Securities are to be redeemed, the record date relating to such redemption shall be selected by the Issuers given to the Trustee, which record date shall be not less than 15 days after the date of notice to the Trustee.

          SECTION 3.02.  Selection of Securities To Be Redeemed.  If fewer than
                         --------------------------------------
all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata or by lot or by a method that complies with applicable legal and securities exchange requirements, if any, and that the Trustee considers fair and appropriate and in accordance with methods generally used at the time of selection by fiduciaries in similar circumstances. The Trustee shall make the selection from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions thereof that the Trustee selects shall be in amounts of $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Issuers promptly of the Securities or portions of Securities to be redeemed.

          Section 3.03.  Notice of Redemption.  At least 30 days but not more
                         --------------------
than 60 days before a date for redemption of Securities, the Issuers shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed.

          The notice shall identify the Securities to be redeemed pursuant to paragraph 5 thereof and shall state:

          (1)  the redemption date;

          (2) the redemption price of and accrued and unpaid interest on such Securities;

          (3)  the name and address of the Paying Agent;

          (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

          (5) if fewer than all the outstanding Securities are to be redeemed, the identification and principal amounts of the particular Securities to be redeemed;

          (6) that, unless the Issuers default in making such redemption payment or the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture, interest on Securities (or portion thereof) called for redemption ceases to accrue on and after the redemption date; and

          (7) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

          At the Issuers' request, the Trustee shall give the notice of redemption in the Issuers' name and at the Issuers' expense. In such event, the Issuers shall provide the Trustee with the information required by clauses (1) through (3).

          SECTION 3.04.  Effect of Notice of Redemption.  Once notice of
                         ------------------------------
redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price stated in the notice. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price stated in the notice, plus accrued and unpaid interest to the redemption date. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

          SECTION 3.05.  Deposit of Redemption Price.  Prior to the redemption
                         ---------------------------
date, the Issuers shall deposit with the Paying Agent (or, if the Company or a domestically incorporated Wholly Owned Subsidiary is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which have been delivered by the Issuers to the Trustee for cancellation.

          SECTION 3.06.  Securities Redeemed in Part.  Upon surrender of a
                         ---------------------------
Security that is redeemed in part, the Issuers shall execute and the Trustee shall authenticate for the Holder (at the Issuers's expense) a new Security equal in principal amount to the unredeemed portion of the Security surrendered.


                                  ARTICLE IV


                                   Covenants
                                   ---------
          SECTION 4.01. Payment of Securities. The Issuers shall promptly pay
                        ---------------------
the principal of and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal and interest shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal and interest then due and the Trustee or the Paying Agent, as the case may be, is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Indenture.

          The Issuers shall pay interest on overdue principal at the rate borne by the Securities plus 1% per annum, and they shall pay interest on overdue installments of interest at the same rate to the extent lawful.

          The obligations of the Issuers under this Section 4.01 shall be joint and several.

          SECTION 4.02.  SEC Reports.  The Issuers shall file with the Trustee
                         -----------
and provide Securityholders, within 15 days after they file them with the SEC, copies of their annual report or reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Issuers are required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. In the event the Company or Finance Corp. is at any time no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it shall continue to provide the Trustee with reports containing substantially the same information as would have been required to be filed with the SEC had it continued to have been subject to such reporting requirements. In such event, such reports shall be provided at the times the Company or Finance Corp. would have been required to provide reports had it continued to have been subject to such reporting requirements. The Issuers also shall comply with the other provisions of TIA (S) 314(a).

          SECTION 4.03.  Limitation on Restricted Payments.  (a) The Company
                         ----------------------------------
shall not, and shall not permit any of its Subsidiaries, directly or indirectly, to: (1) declare or pay any dividend or make any distribution on or in respect of its Capital Stock, including any payment in connection with any merger or consolidation involving the Company (except dividends or distributions payable solely in its Capital Stock (other than Disqualified Capital Stock) or payable to the Company or a Subsidiary), (2) purchase, redeem or otherwise acquire or retire for value any Capital Stock of the Company or of any direct or indirect parent of the Company, (3) purchase, repurchase, redeem, defease or otherwise acquire or retire for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment, and Subordinated Obligations (other than the purchase, repurchase or other acquisition of Subordinated Obligations purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of acquisition) or (4) make any Investment in any Affiliate of the Company other than a Subsidiary or a person which will become a Subsidiary as a result of any such Investment (any such dividend, distribution, purchase, redemption, repurchase, defeasance, other acquisition, retirement or Investment being herein referred to as a "Restricted Payment"), unless, at the time of such Restricted Payment:

          (i) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof;

          (ii)  the Consolidated EBITDA Coverage Ratio exceeds 3.0 to 1;

          (iii) Total Debt does not exceed 60% of Consolidated Net Tangible Assets on a pro forma basis as of the end of the most recently completed fiscal quarter ending at least 5 days prior to the date on which such Restricted Payment is made; and

          (iv) such Restricted Payment (the amount of any such payment, if other than cash, to be determined by the Board of Directors, whose determination shall be conclusive and evidenced by a resolution in an Officers' Certificate from the Company delivered to the Trustee), together with the aggregate of all other Restricted Payments (other than any Restricted Payments permitted by the provisions of clauses (i), (ii) or
     (iii) of Section 4.03 (b)) made by the Company and its Subsidiaries in the fiscal quarter during which such Restricted Payment is made shall not exceed an amount equal to Available Cash of the Company for the immediately preceding fiscal quarter.

    (b)  The provisions of this Section shall not prohibit:

          (i) Any purchase, redemption, repurchase, defeasance, other acquisition or retirement (a "purchase of redemption") of Capital Stock or Subordinated Obligations of the Company made by exchange for, or out of the proceeds of the substantially concurrent sale (other than to a Subsidiary) of, Capital Stock of the Company (other than Disqualified

Capital Stock); provided, however, that (A) such purchase or redemption shall be excluded in the calculation of the amount of Restricted Payments and (B) the Net Cash Proceeds from such sale (to the extent so used) shall be excluded in the calculation of the amount of Available Cash in clause Section 4.03 (a) (iv);

          (ii) Any purchase or redemption of Subordinated Obligations of the Company made by exchange for, or out of the proceeds of the substantially concurrent sale (other than to a Subsidiary) of, Debt of the Company; provided, however, that such Debt shall be subordinated to the Securities to at least the same extent as the Subordinated Obligations so exchanged, purchased or redeemed, shall have a Stated Maturity later than the earlier of the Stated Maturity of the Securities and the Stated Maturity such Subordinated Obligations and shall have an Average Life greater than the lesser of the Average Life of the Securities and the Average Life of such Subordinated Obligations; provided further, however, that (A) such purchase or redemption shall be excluded in the calculation of the amount of Restricted Payments and (B) the Net Cash Proceeds from such sale (to the extent so used) shall be excluded in the calculation of the amount of Available Cash in Section 4.03(a) (iv);

          (iii) Any purchase or redemption of Subordinated Obligations from Net Available Cash to the extent permitted under Section 4.06; provided, however, that (A) such purchase or redemption shall be excluded in the calculation of the amount of Restricted Payments and (B) the Net Available Cash from such sale (to the extent so used) shall be excluded from the definition of Available Cash in Section 4.03 (a) (iv); or

          (iv) Dividends paid within 60 days after the date of declaration thereof if at such date of declaration such dividend would have complied with this provision; provided, however, that at the time of payment of such dividend, no further Default shall have occurred and be continuing (or would result therefrom); provided further, however, that such dividend shall be included (when paid, but not when declared) in the calculation of the amount of Restricted Payments.

     (c) Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate of the Company stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 4.03 were computed, which calculations may be based upon the Company's latest available financial statements.

          SECTION 4.04.  Limitation on Debt.  (a)  The Company shall not, and
                         ------------------
shall not permit any of its Subsidiaries to, directly or indirectly, issue any Debt unless, at the time of such issuance, the Consolidated EBITDA Coverage Ratio as of the date such Debt is issued exceeds 2.5 to 1.

     (b) Notwithstanding the foregoing, the Company and its Subsidiaries may issue the following Debt:

          (1) (A) Commercial paper of the Company having a maturity of 12 months or less in an aggregate principal amount not to exceed $50.0 million outstanding at any time and (B) Debt issued pursuant to the Credit Facility (or any Refinancing Agreement);

          (2) Debt issued to and held by the Company or a Wholly Owned Subsidiary; provided, however, that any subsequent issuance or transfer of any Capital Stock that results in any such Wholly Owned Subsidiary ceasing to be a Wholly Owned Subsidiary or any transfer of such Debt (other than to the Company or a Wholly Owned Subsidiary) shall be deemed, in each case, to constitute the issuance of such Debt by the issuer thereof;

          (3) The Securities and Debt issued in exchange for, or the proceeds of which are used to Refinance, any Debt permitted by this clause (3); provided, however, that (i) the principal amount of the Debt so issued shall not exceed the principal amount of the Debt so Refinanced and (ii) the Debt so issued (A) shall have a Stated Maturity no earlier than the Stated Maturity of the Debt so Refinanced and (B) shall have an Average Life no less than the remaining Average Life of the Debt so Refinanced;

          (4) Debt (other than Debt described in clause (1), (2) or (3) above) outstanding on the date on which the Securities were originally issued or Debt issued in exchange for, or the proceeds of which are used to Refinance, any Debt permitted by this clause (4) or permitted by clause (a) above; provided, however, that the principal amount of the Debt so issued shall not exceed the principal amount of the Debt so Refinanced and the Debt so issued (A) shall have a Stated Maturity no earlier than the Stated Maturity of the Debt so Refinanced and (B) shall have an Average Life no less than the remaining Average Life of the Debt so Refinanced; and

          (5) Debt in an aggregate principal amount which, together with all other Debt of the Company then outstanding (other than Debt permitted by clauses (1) through (4) above or clause (a) above) does not exceed $20.0 million (less the amount of any Debt and Preferred Stock of Subsidiaries then outstanding and incurred pursuant to clause (e) of Section 4.07).

          SECTION 4.05.  Limitation on Restrictions on Distributions from
                         ------------------------------------------------
Subsidiaries.  The Company shall not permit any of its Subsidiaries to create or
------------
permit to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to (1) pay dividends or make any other distributions on its Capital Stock or pay any Debt or other obligation owed to the Company, (2) make any loans or advances to the Company or (3) transfer any of its tangible property or tangible assets to the Company, except:

          (a) Any encumbrance or restriction pursuant to an agreement in effect at or entered into on the date the Securities are issued, including any encumbrance or restriction existing pursuant to the Credit Facility in effect on the date the Securities are issued;

          (b) Any encumbrance or restriction with respect to a Subsidiary pursuant to an agreement relating to any Debt issued by such Subsidiary on or prior to the date on which such Subsidiary was acquired by the Company (other than Debt issued as consideration in, or to provide all or any portion of the funds utilized to consummate, the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary or was acquired by the Company) and outstanding on such date;

         (c) Any encumbrance or restriction pursuant to an agreement effecting a Refinancing of Debt issued pursuant to an agreement referred to in clause
     (a) or (b) of this Section 4.05 or contained in any amendment to an agreement referred to in such clause (a) or (b); provided, however, that the encumbrances and restrictions contained in any of such refinancing agreement or amendment are no less favorable to the Securityholders than encumbrances and restrictions contained in such agreements;

          (d) In the case of clause (3) above, any such encumbrance or restriction consisting of the covenant set forth in Section 4.10 or other, similar covenants or agreements; and

          (e) In the case of clause (3) above, restrictions contained in security agreements securing Debt of a Subsidiary to the extent such restrictions restrict the transfer of the property subject to such security agreements.

          SECTION 4.06.  Limitation on Sales of Assets and Subsidiary Stock.
                         --------------------------------------------------
The Company shall not, and shall not permit any of its Subsidiaries to, make any Asset Disposition unless (i) the Company or such Subsidiary receives consideration at the time of such Asset Disposition at least equal to the fair market value, as determined in good faith by the Board of Directors or the board of directors of the relevant Subsidiary (including as to the value of all non-cash consideration), of the shares and assets subject to such Asset Disposition and at lease 80% of the consideration thereof received by the Company or such Subsidiary is in the form of cash or cash equivalents or consists of assets in which the Company or such Subsidiary, as the case may be, would have been able to invest pursuant to the election set forth in clause (B) below, and (ii) an amount equal to 100% of the Net Available Cash from such Asset Disposition is applied by the Company (or such Subsidiary, as the case may be) (A) first, to the extent the Company elects (or is required by the terms of any Pari Passu Debt), to prepay, repay or purchase Pari Passu Debt or Debt of a Wholly Owned Subsidiary or such Subsidiary elects (or is required by the terms of any Pari Passu Debt) to prepay, repay or purchase Debt or Pari Passu Debt (in each case other than Debt owed to the Company or an Affiliate of the Company) within 60 days from the later of the date of such Asset Disposition or the receipt of such Net Available Cash; (B) second, to the extent of the balance of such Net Available Cash after any application in accordance with clause (A), at the election of the Company or such Subsidiary, as the case may be, to acquire assets to replace its assets that were the subject of such Asset Disposition or to acquire assets (or to make improvements to existing assets) that (as determined by the Board of Directors or the board of directors of such Subsidiary, as the case may be) will be used in the business of the Company and its Subsidiaries existing on the date of original issuance of the Securities or in businesses reasonably related thereto, in each case by the later of (x) the date that is 180 days from the date of such Asset Disposition or (y) the date of the receipt of such Net Available Cash (the later of (x) and (y) being hereinafter called the "New Asset Acquisition Date"); (C) third, to the extent of any balance of such Net Available Cash after application and in accordance with clauses (A) and (B), to make an offer (the "Net Available Cash Offer") pursuant to and subject to the conditions contained in this Indenture, to the holders of the Securities (and to holders of other Pari Passu Debt designated by the Company) to purchase Securities (and such other Pari Passu Debt) at a purchase price of 100% of the principal amount thereof (without premium) plus accrued and unpaid interest (or in respect of such other Pari Passu Debt such lesser price, if any, as may be provided for by the terms of such other Pari Passu Debt) (the aggregate amount of such purchase price being hereinafter called the "Net Available Cash Payment") and (D) fourth, to the extent of the balance of such Net Available Cash after application in accordance with clauses (A), (B) and (C), to any application not prohibited by this Indenture; provided, however, that in connection with any prepayment, repayment or purchase of Debt pursuant to clause (A) or (C) above, the Company or such Subsidiary shall retire such Debt and shall cause the related loan commitment (if any) to be permanently reduced in an amount equal to the principal amount so prepaid, repaid or purchased. Notwithstanding the foregoing provisions of this paragraph, the Company and its Subsidiaries shall not be required to apply any Net Available Cash (other than Net Available Cash from an Asset Disposition consisting of a sale and leaseback transaction that the Company has elected to treat as an Asset Disposition pursuant to clause (ii) of Section 4.09) in accordance with this paragraph except to the extent that the aggregate Net Available Cash from all Asset Dispositions which are not applied in accordance with this paragraph exceeds $10.0 million. Pending application of Net Available Cash pursuant to this covenant, such Net Available Cash shall be invested in Permitted Investments.

          Within 30 days after the New Asset Acquisition Date, the Company shall commence a Net Available Cash Offer by mailing a notice to the Trustee and each Holder stating:

          (i) that the Net Available Cash Offer is being made pursuant to this Section and that all Securities validly tendered will be accepted for payment on a pro rata basis;

          (ii) the purchase price and the date of purchase (which shall be a Business Day no earlier than 30 days nor later than 60 days from the date notice is mailed) (the "Net Available Cash Payment Date");

          (iii) that any Security not tendered will continue to accrue interest as provided in this Indenture;

          (iv) that, unless the Company defaults in the payment therefore, any Security accepted for payment pursuant to the Net Available Cash Offer shall cease to accrue interest after the Net Available Cash Payment Date;

          (v) that Holders electing to have a Security purchased pursuant to the Net Available Cash Offer will be required to surrender the Security, together with the form entitled "Option of Holder to Elect Purchase" on the reverse side of the Security duly completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day immediately preceding the Net Available Cash Payment Date;

          (vi) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the third Business Day immediately preceding the Net Available Cash Payment Date, a facsimile transmission or letter setting forth the name of such Holder, the principal amount of Securities delivered for purchase and a statement that such Holder is withdrawing his election to have such Securities purchased; and

          (vii) that Holders whose Securities are being purchased only in part will be issued new Securities of like tenor equal in principal amount to the unpurchased portion of the Securities surrendered; provided, however, that each Security purchased and each new Security issued shall be in an original principal amount of $1,000 or integral multiples thereof.

          On or prior to the date notice is mailed to the Trustee and each Holder, the Company shall furnish the Trustee with an Officers' Certificate of the Company stating the amount of the Net Available Cash Payment.

          On the Net Available Cash Payment Date, the Company shall:

          (i) accept for payment on a pro rata basis Securities or portions thereof tendered pursuant to the Net Available Cash Offer;

          (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so accepted; and

          (iii) deliver, or cause to be delivered, to the Trustee, Securities or portions thereof so accepted together with an Officers' Certificate of the Company specifying the Securities or portions thereof accepted for payment by the Company.

          The Company will publicly announce the results of the Net Available Cash Offer as soon as practicable after the Net Available Cash Payment Date.

          Notwithstanding the foregoing, the Company may modify the procedures set forth above for a Net Available Cash Offer in any manner not adverse to holders of the Securities.

          The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this covenant. To the extent that the provisions of any securities laws or regulations conflict with provisions of this covenant, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this clause by virtue thereof.

          SECTION 4.07.  Limitation on Debt and Preferred Stock of Subsidiaries.
                         ------------------------------------------------------
The Company shall not permit any Subsidiary to issue, directly or indirectly, any Debt or Preferred Stock except:

          (a) Debt or Preferred Stock issued to and held by the Company or a Wholly Owned Subsidiary; provided, however, that (i) any subsequent issuance or transfer of any Capital Stock that results in any such Wholly Owned Subsidiary ceasing to be a Wholly Owned Subsidiary or (ii) any subsequent transfer of such Debt or Preferred Stock (other than to the Company or a Wholly Owned Subsidiary) shall be deemed, in each case, to constitute the issuance of such Debt or Preferred Stock by the issuer thereof;

          (b) Debt or Preferred Stock of a Subsidiary issued and outstanding on or prior to the date on which such Subsidiary was acquired by the Company (other than Debt or Preferred Stock issued as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of transactions pursuant to which such Subsidiary became a Subsidiary or was acquired by the Company);

          (c) Any other Debt or Preferred Stock (other than any described in clause (a) or (b)) issued and outstanding on the date the Securities are issued;

          (d) Debt or Preferred Stock issued in exchange for, or the proceeds of which are used to Refinance, Debt or Preferred Stock referred to in the foregoing clause (b) or (c); provided, however, the principal amount or liquidation value of such Debt or Preferred Stock so issued shall not exceed the principal amount or the liquidation value of the Debt or Preferred stock so Refinanced and (ii) the Debt or Preferred Stock so issued (A) shall have a Stated Maturity no earlier than the Stated Maturity of the Debt or Preferred Stock being exchanged or Refinanced and (B) shall have an Average Life no less than the remaining Average Life of the Debt or Preferred Stock being Refinanced; and

          (e) Debt and Preferred Stock in an aggregate principal amount which, together with any other Debt or Preferred stock of Subsidiaries then outstanding (other than Debt or Preferred Stock permitted by clauses (a) through (d) of this covenant) does not exceed $20.0 million (less the amount of any Debt then outstanding and incurred pursuant to Section 4.04(b)(5)).

          SECTION 4.08.  Limitation on Liens Securing Debt.  The Company shall
                         ---------------------------------
not, and shall not permit any Subsidiary to, directly or indirectly, create, incur, assume or otherwise cause or suffer to exist or become effective any Lien securing Debt of any kind (other than Permitted Liens) upon any of their respective property or assets, now owned or hereafter acquired, or any income or profits therefrom, unless the Company makes or causes to be made effective provision whereby payment of the principal and interest on the Securities will be secured by such

Lien equally and ratably with (or prior to) such Debt for so long as such Debt shall be secured; provided, however, that (i) in the event of any sale, transfer or other disposition by the Company or any Subsidiary of Accounts Receivable or of any Subsidiary substantially all the assets of which are Accounts Receivable, which sale, transfer or other disposition constitutes a "sale" under generally accepted accounting principles (as in effect at the time thereof), neither such sale, transfer or other disposition nor any recourse provided by the Company or any Subsidiary in connection therewith shall, in any event, constitute Debt or a Lien and (ii) neither the satisfaction and discharge of any Debt pursuant to any indenture or other instrument governing such Debt, nor the defeasance of any Debt pursuant to any indenture or other instrument governing such Debt, shall be deemed the creation, incurrence, assumption or existence of any Lien securing Debt.

          SECTION 4.09.  Limitation on Sale and Leaseback Transactions.  The
                         ---------------------------------------------
Company shall not, and shall not permit any Subsidiary to, enter into any arrangement with any person providing for the leasing by the Company or any Subsidiary of any real or tangible personal property (except for leases for a term of not more than one year (including renewal rights) or between the Company and a Subsidiary or between Subsidiaries), which property has been or is to be sold or transferred by the Company or such Subsidiary to such person in contemplation of such leasing, unless (i) the Company or such Subsidiary would be entitled to create a Lien on such property securing Debt in an amount equal to the Attributable Debt with respect to such arrangement without equally and ratably securing the Securities pursuant to Section 4.08 or (ii) the Company or such Subsidiary shall have received consideration from such arrangement at least equal to the fair market value of the property subject thereto (which shall be determined in good faith by the Board of Directors and evidenced by a resolution of the Board of Directors) and elects to treat the assets subject to such arrangement as an Asset Disposition subject to Section 4.06.

          SECTION 4.10.  Limitation on Transactions with Affiliates. The Company
                         ------------------------------------------
shall not, and shall not permit any Subsidiary to, conduct any business or enter into any transaction or series of similar transactions (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Company (other than (i) a Wholly Owned Subsidiary or (ii) an employee stock ownership plan, unless the terms of such business, transaction or series of transactions are fair and reasonable to the Company. All such business, transaction or series of transactions that are approved by the Board of Directors (including by a majority of the Independent Committee of the Board of Directors) shall be deemed fair and reasonable to the Company. This Section, however, will not prohibit any management compensation arrangements consistent with industry practice, and all such business, transactions or series of transactions that have been completed or with respect to which agreements have been entered into prior to the date of this Indenture shall be deemed fair and reasonable to the Company.

          SECTION 4.11.  Change of Control.  (a)  Upon a Change of Control, each
                         -----------------
Holder shall have the right to require that the Issuers repurchase such Holder's Securities (other than Securities called for redemption pursuant to Article III) at a purchase price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase, in accordance with the terms contemplated in this Section 4.11.

     (b) Within 30 days following any Change of Control, the Issuers shall mail a notice to each Holder (other than each Holder to which the Issuers have theretofore mailed a notice of redemption pursuant to Section 3.03 in connection with the redemption of all the Securities held by such Holder) with a copy to the Trustee stating: (1) that a Change of Control has occurred and that such Holder has the right to require the Issuers to purchase such Holder's Securities (other than Floating Rate Securities called for redemption pursuant to Article
III) at a purchase price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase; (2) the circumstances and relevant facts regarding such Change of Control; (3) the repurchase date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed); and (4) the instructions, determined by the Issuers consistent with this Indenture, that a Holder must follow in order to have its Securities purchased.

     (c) Holders electing to have a Security purchased will be required to surrender the Security, with the attached form entitled "Option of Holder to Elect Purchase" duly completed, to the Issuers at the address specified in the notice referred to in paragraph (b) above at least 10 Business Days prior to the repurchase date. Holders will be entitled to withdraw their election if the Trustee or the Issuers receive, not later than three Business Days prior to the repurchase date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security delivered for purchase by the Holder and a statement that such Holder is withdrawing his election to have such Security purchased.

     (d) On the purchase date, all Securities purchased by the Issuers under this Section shall be delivered by the Trustee for cancellation, and the Issuers shall pay the purchase price plus accrued and unpaid interest, if any, to the Holders entitled thereto.

     (e) The Issuers shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this Section. To the extent that the provision of any securities laws or regulations conflict with the provisions of this Section, the Issuers shall comply with the applicable securities laws and regulations and shall not be deemed to have breached their obligations under this Section by virtue thereof.

          SECTION 4.12.  Uncompleted Acquisition Offer.  If the Company does not
                         -----------------------------
consummate the Acquisition by June 15, 1995 (the "Uncompleted Acquisition Date"), the Issuers will be required to make an offer (the "Uncompleted Acquisition Offer"), pursuant to and subject to the conditions contained in this Indenture, to the holders of the Securities to purchase up to $35,000,000 principal amount of Securities at a purchase price of 100% of the principal amount thereof plus accrued and unpaid interest to the date of purchase.

          Within 30 days after the Uncompleted Acquisition Date, the Issuers shall commence an Uncompleted Acquisition Offer by mailing a notice to the Trustee and each Holder stating:

          (i) that the Uncompleted Acquisition Offer is being made pursuant to this Section and that all Securities validly tendered will be accepted for payment on a pro rata basis;

          (ii) the purchase price and the date of purchase (which shall be a Business Day no earlier than 30 days nor later than 60 days from the date notice is mailed) (the "Uncompleted Acquisition Offer Payment Date");

          (iii) that any Security not tendered will continue to accrue interest as provided in this Indenture;

          (iv) that, unless the Issuers default in the payment therefore, any Security accepted for payment pursuant to the Uncompleted Acquisition Offer shall cease to accrue interest after the Uncompleted Acquisition Offer Payment Date;

          (v) that Holders electing to have a Security purchased pursuant to the Offer will be required to surrender the Security, together with the form entitled "Option of Holder to Elect Purchase" on the reverse side of the Security duly completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day immediately preceding the Uncompleted Acquisition Offer Payment Date;

          (vi) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the third Business Day immediately preceding the Uncompleted Acquisition Offer Payment Date, a facsimile transmission or letter setting forth the name of such Holder, the principal amount of Securities delivered for purchase and a statement that such Holder is withdrawing his election to have such Securities purchased; and

          (vii) that Holders whose Securities are being purchased only in part will be issued new Securities of like tenor equal in principal amount to the unpurchased portion of the Securities surrendered; provided, however, that each Security purchased and each new Security issued shall be in an original principal amount of $1,000 or integral multiples thereof.

     On or prior to the date notice is mailed to the Trustee and each Holder, the Company shall furnish the Trustee with an Officers' Certificate of the Company stating the amount of the payment.

     On the Uncompleted Acquisition Payment Date, the Company shall:

          (i) accept for payment on a pro rata basis Securities or portions thereof tendered pursuant to the Uncompleted Acquisition Offer;

          (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so accepted; and

          (iii) deliver, or cause to be delivered, to the Trustee, Securities or portions thereof so accepted together with an Officers' Certificate of the Company specifying the Securities or portions thereof accepted for payment by the Company.

     Notwithstanding the foregoing, the Company may modify the procedures set forth above for an Uncompleted Acquisition Offer in any manner not adverse to holders of the Securities.

     The Issuers shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this covenant. To the extent that the provisions of any securities laws or regulations conflict with provisions of this covenant, the Issuers shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this clause by virtue thereof.

          SECTION 4.13.  Compliance Certificate.  Each of the Issuers shall
                         ----------------------
deliver to the Trustee within 120 days after the end of each fiscal year an Officers' Certificate stating that in the course of the performance by the signers of their duties as Officers of the Company or Finance Corp., as the case may be, they would normally have knowledge of any Default by the Company or Finance Corp., as the case may be, and whether or not the signers know of any Default that occurred during such period. If they do, the certificate shall describe the Default, its status and what action the Company or Finance Corp., as the case may be, is taking or purposes to take with respect thereto.

                                   ARTICLE V
                                   ---------

                                  Successors
                                  ----------

          SECTION 5.01.  When the Company May Merge or Transfer Assets.  The
                         ---------------------------------------------
Company shall not consolidate with or merge with or into, or sell, convey, transfer or lease all or substantially all its assets to, another person unless
(i) the resulting, surviving or transferee person or lessee (if other than the Company) shall be a person organized and existing under the laws of the United States or any State thereof or the District of Columbia and such entity shall assume by supplemental indenture all the obligations of the Company under the Securities and this Indenture, (ii) immediately after giving effect to such transaction, no Default shall have happened and be continuing, (iii) immediately after giving effect to such transaction, the resulting, surviving or transferee person would be able to issue an additional $1.00 of Debt pursuant to the first sentence of Section 4.04, (iv) immediately after giving effect to such transaction, the resulting, surviving or transferee person has a Consolidated Net Worth which is not less than the Consolidated Net Worth of the Company immediately prior to such transaction and (v) the Company shall have delivered to the Trustee an Officers' Certificate of the Company and an Opinion of Counsel of the Company, each stating that such consolidation, merger, sale, conveyance, transfer or lease and such supplemental indenture comply with this Indenture.

          SECTION 5.02.  When Finance Corp. May Merge or Transfer Assets.
                         -----------------------------------------------
Finance Corp. shall not consolidate with or merge with or into, or sell, convey, transfer or lease all or substantially all its assets to, another person unless
(i) the resulting, surviving or transferee person or lessee (if other than Finance Corp.) shall be an entity organized or existing under the laws of the United States or any state thereof or the District of Columbia and such entity expressly assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture, (ii) immediately after giving effect to such transaction, no Default shall have happened and be continuing and (iii) Finance Corp. shall have delivered to the Trustee an Officers' Certificate of Finance Corp. and an Opinion of Counsel of Finance Corp., each stating that such consolidation, merger, sale, conveyance, transfer or lease and such supplemental indenture comply with this Indenture.

          SECTION 5.03. Obligations After Merger or Transfer. Upon any such
                        ------------------------------------
consolidation, merger, sale, conveyance, transfer or lease, and following such an assumption by the resulting, surviving or transferee person or lessee, (i) such resulting, surviving or transferee person or lessee shall succeed to and be substituted for the Company or Finance Corp., as the case may be, with the same effect as if it had been named herein and (ii) the Company or Finance Corp., as the case may be, shall be released and discharged from all obligations and covenants under this Indenture; provided, however, that in the event of any such lease, the Company or Finance Corp., as the case may be, shall not, by operation of this Section 5.03, be released or discharged from its obligation to pay the principal of and interest on the Securities at the times, places and rate prescribed in this Indenture and the Securities. In the case of the Company or Finance Corp., as the case may be, such resulting, surviving or transferee person or lessee may cause to be signed, and may issue either in its own name or in the name of the Company or Finance Corp., as the case may be, prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company or Finance Corp., as the case may be, and delivered to the Trustee; and, upon the order of such resulting, surviving or transferee person or lessee instead of the Company or Finance Corp., and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company or Finance Corp. to the Trustee for authentication, and any Securities which such resulting, surviving or transferee person or lessee thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture.

          In case of any such consolidation, merger, sale, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

                                  ARTICLE VI

                             Defaults and Remedies
                             ---------------------

          SECTION 6.01.  Events of Default.  An "Event of Default" occurs if:
                         -----------------

          (1) the Issuers default in any payment of interest on any Security when the same becomes due and payable, and such default continues for a period of 30 days;

          (2) the Issuers default in the payment of the principal of any Security when the same becomes due and payable at its Stated Maturity, upon redemption, upon declaration or otherwise;

          (3)  the Company or Finance Corp. fails to comply with Section 5.01;

          (4) the failure by the Company to comply for 30 days after notice with any of its obligations under Section 4.02, 4.03, 4.04, 4.05, 4.06, 4.07, 4.08, 4.09, 4.10 or 4.11 (other than a failure to purchase Securities);

          (5) the Issuers fail to comply with any of their respective agreements in the Securities or this Indenture (other than those referred to in (1), (2), (3) or (4) above) and such failure continues for 60 days after the notice specified below;

          (6) Debt of the Company, Finance Corp. or any Significant Subsidiary is not paid within any applicable grace period after final maturity or is accelerated by the holders thereof because of a default and the total amount of such Debt unpaid or accelerated exceeds $20,000,000 and such failure continues for 10 days after notice;

          (7) the Company, Finance Corp. or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

               (A)  commences a voluntary case;

               (B) consents to the entry of an order for relief against it in an involuntary case;

               (C) consents to the appointment of a Custodian of it or for any substantial part of its property; or

               (D)  makes a general assignment for the benefit of its creditors;

          (8) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Company, Finance Corp. or any Significant Subsidiary in an involuntary case;

               (B) appoints a Custodian of the Company, Finance Corp. or any Significant Subsidiary or for any substantial part of their respective property; or

               (C) order the winding up or liquidation of the Company or any Significant Subsidiary; or

          (9) any judgment or decree for the payment of money in excess of $20,000,000 (to the extent not covered by insurance) shall be rendered against either of the Issuers, and there is a period of 60 days following such judgment during which such judgment or decree is not discharged, waived or the execution thereof stayed and such judgment or decree is not satisfied, discharged, waived or the execution stayed within 10 days after the notice specified below.

          The term "Bankruptcy Law" means Title 11, United States Code, or any
                                                    ------------------
similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

          A Default under clause (4), (5), (6) or (9) is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the Securities notify the Issuers of the Default and the Issuers do not cure such Default within the time specified after receipt of such Notice. Such Notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

          The Company shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any Default or Event of Default, its status and what action the Issuers are taking or propose to take with respect thereto.

          SECTION 6.02.  Acceleration.  If an Event of Default (other than an
                         ------------
Event of Default specified in Section 6.01(7) or (8)) occurs and is continuing, the Trustee by notice to the Issuers, or the Holders of at least 25% in principal amount of the Securities by notice to the Issuers and the Trustee, may declare the principal of and the accrued interest on all the Securities to be due and payable. Upon such a declaration, such principal and interest shall be due and payable immediately. If an Event of Default specified in Section 6.01(7) or (8) occurs and is continuing, the principal of and interest on all the

Securities shall ipso facto become and be immediately due and payable without
                 ---- -----
any declaration or other act on the part of the Trustee or any Securityholders. The Holders of a majority in principal amount of the Securities by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

          SECTION 6.03.  Other Remedies.  If an Event of Default occurs and its
                         --------------
continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right of remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

          SECTION 6.04.  Waiver of Past Defaults.  The Holders of a majority in
                         -----------------------
principal amount of the Securities by notice to the Trustee may waive an existing Default and its consequences (including in connection with a tender offer or exchange offer for Securities) except (1) a Default in the payment of the principal of or interest on a Security or (2) a Default in respect of a provision that under Section 9.02 cannot be amended without the consent of each Securityholder affected. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

          SECTION 6.05.  Control by Majority.  The Holders of a majority in
                         -------------------
principal amount of the Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee (including in connection with a tender offer or exchange offer for Securities). However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, or, subject to Section 7.01, that the Trustee determines is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability, provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

          SECTION 6.06.  Limitation on Suits.  A Securityholder may not pursue
                         -------------------
any remedy with respect to this Indenture or the Securities unless:

          (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

          (2) the Holders of at least 25% in principal amount of the Securities make a written request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense;

          (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

          (5) the Holders of a majority of principal amount of the Securities do not give the Trustee a direction inconsistent with the request during such 60-day period.

          A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

          SECTION 6.07.  Rights of Holders to Receive Payment.  Notwithstanding
                         ------------------------------------
any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on the Securities held by such Holder, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

          SECTION 6.08.  Collection Suit by Trustee.  If an Event of Default in
                         --------------------------
payment of interest or principal specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Issuers for the whole amount of principal and interest remaining unpaid (together with interest on such unpaid interest to the extent lawful) and the amounts provided for in Section 7.07.

          SECTION 6.09.  Trustee May File Proofs of Claim.  The Trustee may file
                         --------------------------------
such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company or Finance Corp., or their respective creditors or property, and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.07.

          SECTION 6.10.  Priorities.  If the Trustee collects any money or
                         ----------
securities pursuant to this Article 6, it shall pay out such money or securities in the following order:

          FIRST:  to the Trustee for amounts due under Section 7.07;

          SECOND: to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

          THIRD:  to the Company.

          The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section. At least 15 days before such record date, the Issuers shall mail to each Securityholder and the Trustee a notice that states the record date, the payment date and amount to be paid.

          SECTION 6.11.  Undertaking for Costs.  In any suit for the enforcement
                         ---------------------
of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in principal amount of the Securities.

          SECTION 6.12.  Waiver of Stay or Extension Laws.  Neither the Company
                         --------------------------------
nor Finance Corp. (to the extent they may lawfully do so) shall at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and Finance Corp.

(to the extent that they may lawfully do so) hereby expressly waive all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VII
                                    Trustee
                                    -------

          SECTION 7.01.  Duties of Trustee.  (a) If an Event of Default has
                         -----------------
occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b)  Except during the continuance of an Event of Default:

               (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

               (1) this paragraph does not limit the effect of paragraph (b) of this Section;

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

          (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

          (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuers.

          (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

          (g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

          SECTION 7.02.  Rights of Trustee.  (a) The Trustee may rely on any
                         -----------------
document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

          (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute wilful misconduct, negligence or bad faith.

          (e) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          SECTION 7.03.  Individual Rights of Trustee.  The Trustee in its
                         ----------------------------
individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

          SECTION 7.04.  Trustee's Disclaimer.  The Trustee shall not be
                         --------------------
responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Issuers' use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company or Finance Corp. in the Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee's certificate of authentication.

          SECTION 7.05.  Notice of Defaults.  If a Default occurs and is
                         ------------------
continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Security (including payments pursuant to the mandatory redemption provisions of such Security), the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders.

          SECTION 7.06.  Reports by Trustee to Holders.  On or before July 15,
                         -----------------------------
1996 and or on before July 15 in every year thereafter, the Trustee shall mail to each Securityholder a brief report dated as of May 16 that complies with TIA
(S) 313(a). The Trustee also shall comply with TIA (S) 313(b).

          A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange on which the Securities are listed. The Company agrees to notify promptly the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

          SECTION 7.07. Compensation and Indemnity. The Issuers shall pay to the
                        --------------------------
Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuers shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses disbursement and advances of the Trustee's agents, counsel, accountants and experts. The Issuers shall indemnify the Trustee against any and all loss, liability or expense (including reasonable attorneys' fees and expenses) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Trustee shall notify the Issuers promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuers shall not relieve the Issuers of their obligations hereunder. The Issuers shall defend such claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Issuers shall pay the reasonable fees and expenses of such counsel. The Issuers need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own wilful misconduct, negligence or bad faith.

          To secure the Issuers' payment obligations in this Section, the Issuers and the Holders agree that the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of and interest on particular Securities.

          The Issuers' payment obligations pursuant to this Section shall survive the discharge of this Indenture. When the Trustee incurs fees and expenses (including reasonable attorneys' fees and expenses) after the occurrence of a Default specified in Section 6.01(7) or (8), such fees and expenses are intended to constitute expenses of administration under the Bankruptcy Law.

          SECTION 7.08.  Replacement of Trustee.  The Trustee may resign at any
                         ----------------------
time by so notifying the Issuers. The Holders of a majority in principal amount of the Securities may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee. The Issuers shall remove the Trustee if:

          (1)  the Trustee fails to comply with Section 7.10;

          (2)  the Trustee is adjudged a bankrupt or insolvent;

          (3) a receiver or other public officer takes charge of the Trustee or its property; or

          (4)  the Trustee otherwise becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuers shall promptly appoint a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuers. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07.

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuers or the Holders of a majority in principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          Notwithstanding the replacement of the Trustee pursuant to this Section, the Issuers' obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

          SECTION 7.09.  Successor Trustee by Merger. If the Trustee
                         ---------------------------
consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

          In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

          SECTION 7.10.  Eligibility; Disqualification. The Trustee shall at all
                         -----------------------------
times satisfy the requirements of TIA (S) 310(a). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA
(S) 310(b), including the optional provision permitted by the second sentence of TIA (S) 310(b)(9); provided, however, that there shall be excluded from the operation of TIA (S) 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Issuers are outstanding if the requirements for such exclusion set forth in TIA (S) 310(b)(1) are met.

          SECTION 7.11.  Preferential Collection of Claims Against Issuers. The
                         -------------------------------------------------
Trustee shall comply with TIA S 311(a), excluding any creditor relationship listed in TIA S 311(b). A Trustee who has resigned or been removed shall be subject to TIA S 311(a) to the extent indicated.

                                 ARTICLE VIII

                      Discharge of Indenture: Defeasance
                      ----------------------------------

          SECTION 8.01.  Discharge of Liability on Securities; Defeasance.  (a)
                         ------------------------------------------------
When (i) the Issuers deliver to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.07) for cancellation or (ii) all outstanding Securities have become due and payable and the Issuers irrevocably deposit with the Trustee funds sufficient to pay at maturity all outstanding Securities, including interest thereon (other than Securities replaced pursuant to Section 2.07), and if in either case the Issuers pay all other sums payable hereunder by the Issuers, then this Indenture shall, subject to Sections 8.01(c) and 8.06, cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Issuers accompanied by an Officers' Certificate of the Company and an Opinion of Counsel and at the cost and expense of the Issuers.

          (b) Subject to Section 8.01(c) and 8.06, the Issuers at any time may terminate (i) all their obligations under the Securities and this Indenture ("legal defeasance option") or (ii) their obligations under Sections 4.02, 4.03, 4.04, 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 5.01 and 5.02 and the operation of Sections 6.01(3), 6.01(4), 6.01(5), 6.01(6), 6.01(7) (only with respect to
Significant Subsidiaries), 6.01(8) (only with respect to Significant Subsidiaries) and 6.01(9) ("covenant defeasance option"). The Issuers may exercise their legal defeasance option notwithstanding their prior exercise of their covenant defeasance option.

          If the Issuers exercise their legal defeasance option, payment of the Securities may not be accelerated because of an Event of Default. If the Issuers exercise their covenant defeasance option, payment of the Securities may not be accelerated because of an Event of Default specified in Section 6.01(3), 6.01(4), 6.01(5), 6.01(6), 6.01(7) (only with respect to Significant
Subsidiaries), 6.01(8) (only with respect to Significant Subsidiaries) or
6.01(9).

          Upon satisfaction of the conditions set forth herein and upon request of the Issuers, the Trustee shall acknowledge in writing the discharge of those obligations that the Issuers terminate.

          (c) Notwithstanding clauses (a) and (b) above, the Issuers' obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 7.07, 7.08, 8.04, 8.05 and
8.06 shall survive until the Securities have been paid in full. Thereafter, the Issuers' obligations in Sections 7.07, 8.04 and 8.05 shall survive.

          SECTION 8.02.  Conditions to Defeasance. The Issuers may exercise
                         ------------------------
their legal defeasance option or their covenant defeasance option only if:

          (1) the Issuers irrevocably deposit in trust with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the outstanding Securities to maturity or redemption, as the case may be;

          (2) the Issuers deliver to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts (but, in the case of the legal defeasance option only, not more than such amounts) as will be sufficient to pay principal and interest when due on all the outstanding Securities to maturity or redemption, as the case may be;

          (3) 123 days pass after the deposit is made and during the 123-day period no Default (with respect to the Issuers) specified in Section 6.01(7) or (8) occurs which is continuing at the end of the period;

          (4) no Default has occurred and is continuing on the date of such deposit and after giving effect thereto;

          (5) the deposit does not constitute a default under any other agreement binding on either of the Issuers; and

          (6) the Company delivers an Opinion of Counsel to the effect that Securityholders will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and defeasance and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred (and, in the case of legal defeasance only, such Opinion of Counsel must be based on a ruling of the Internal Revenue Service or a change in applicable Federal income tax law); and

          (7) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities as contemplated by this Article 8 have been complied with.

          Before or after a deposit, the Issuers may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article 3.

          SECTION 8.03.  Application of Trust Money. The Trustee shall hold in
                         --------------------------
trust money or U.S. Government Obligations deposited with it pursuant to this
Article 8. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and interest on the Securities.

          SECTION 8.04.  Repayment to the Company. The Trustee and the Paying
                         ------------------------
Agent shall promptly turn over to the Company upon request any excess money or securities held by them at any time.

          Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years, and, thereafter, Securityholders entitled to the money must look to the Issuers for payment as general creditors.

          SECTION 8.05.  Indemnity for Government Obligations. The Issuers shall
                         ------------------------------------
pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.

          SECTION 8.06.  Reinstatement. If the Trustee or Paying Agent is unable
                         -------------
to apply any money or U.S. Government Obligations in accordance with this
Article 8 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuers' obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article 8 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article 8; provided, however, that, if the Issuers have made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Issuers shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                  ARTICLE IX

                                  Amendments
                                  ----------

          SECTION 9.01.  Without Consent of Holders. The Company, Finance Corp.
                         --------------------------
and the Trustee may amend this Indenture or the Securities without notice to or consent of any Securityholder:

          (1)  to cure any ambiguity, omission, defect or inconsistency;

          (2)  to comply with Article V;

          (3) to provide for uncertificated Securities in addition to or in place of certificated Securities; provided, however, that the uncertificated Securities are issued in registered form for purposes of
     Section 163(f) of the Internal Revenue Code of 1986, as amended, or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of the Internal Revenue Code of 1986, as amended;

          (4)  to add guarantees with respect to the Securities;

          (5) to add to the covenants of the Issuers for the benefit of the Holders or to surrender any right or power herein conferred upon the Issuers;

          (6) to comply with any requirements of the SEC in connection with qualifying this Indenture under the TIA; or

          (7) to make any change that does not adversely affect the rights of any Securityholder.

          After an amendment under this Section becomes effective, the Issuers shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

          SECTION 9.02.  With Consent of Holders. Subject to the next sentence,
                         -----------------------
the Company, Finance Corp. and the Trustee may amend this Indenture or the Securities in any respect without notice to any Securityholder but with the written consent of the Holders of at least a majority in principal amount of the Securities (including consents obtained in connection with a tender offer or exchange offer for Securities). However, without the consent of each Securityholder affected, no amendment shall:

          (1) reduce the amount of Securities whose Holders must consent to an amendment;

          (2) reduce the rate of or extend the time for payment of interest on any Security;

          (3) reduce the principal of or extend the fixed maturity of any Security;

          (4) reduce the premium payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed;

          (5) make any Security payable in money other than that stated in the Security; or

          (6)  make any change in Section 6.04 or 6.07 or this Section.

          It shall not be necessary for the consent of the Holders under this
Section 9.02 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

          After an amendment under this Section becomes effective, the Issuers shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

          SECTION 9.03.  Compliance with Trust Indenture Act.  Every amendment
                         -----------------------------------
to this Indenture or the Securities shall comply with the TIA as then in effect.

          SECTION 9.04.  Revocation and Effect of Consents and Waivers.  A
                         ---------------------------------------------
consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Securityholder.

          The Issuers may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to give their consent or take any other action described above. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those persons who were Securityholders at such record date (or their duly designated proxies), and only those persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.

          SECTION 9.05.  Notation on or Exchange of Securities. If an amendment
                         -------------------------------------
changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Issuers or the Trustee so determine, the Issuers in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

          SECTION 9.06.  Trustee to Sign Amendments. The Trustee shall sign any
                         --------------------------
amendment authorized pursuant to this Article 9 if the amendment does note adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive, and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture and that all conditions precedent, if any, have been satisfied.

                                   ARTICLE X

                                 Miscellaneous
                                 -------------

          SECTION 10.01.  Trust Indenture Act Controls. If any provision of this
                          ----------------------------
Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

          SECTION 10.02.  Notices. Any notice or communication shall be in
                          -------
writing and delivered in person or mailed by first-class mail addressed as follows:

          if to the Company or Finance Corp.:
               BCP Management, Inc.
               180 East Broad Street
               Columbus, Ohio 43215
               Attention:  Secretary

          if to the Trustee:
               The Chase Manhattan Bank (National Association)
               4 Chase MetroTech Center - 3rd Floor
               Brooklyn, New York 11245
               Attention:  Institutional Trust Group

          The Company, Finance Corp. or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

          Any notice or communication mailed to a Security holder shall be mailed to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

          Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above it is duly given, whether or not the addressee receives it.

          SECTION 10.03.  Communication by Holders with Other Holders.
                          --------------------------------------------
Securityholders may communicate pursuant to TIA S 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, Finance Corp., the Trustee, the Registrar and anyone else shall have the protection of TIA S 312(c).

          SECTION 10.04.  Certificate and Opinion as to Conditions Precedent.
                          ---------------------------------------------------
Upon any request or application by the Issuers to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the
Trustee:

          (1) an Officers' Certificate stating that, in the Opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

          SECTION 10.05.  Statement Required in Certificate or Opinion.  Each
                          ---------------------------------------------
certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

          (1) a statement that the person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such person, such covenant or condition has been complied with.

          SECTION 10.06.  When Securities Disregarded. In determining whether
                          ----------------------------
the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Issuers or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuers shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

          SECTION 10.07  Rules by Trustee, Paying Agent and Registrar. The
                         ---------------------------------------------
Trustee may make reasonable rules for action by or meeting of Securityholders. The Registrar and the Paying Agent may make reasonable rules for their functions.

          SECTION 10.08.  Legal Holidays. A "Legal Holiday" is a Saturday, a
                          ---------------
Sunday or a day on which banking institutions are not required to be open in the State of New York. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

          SECTION 10.09.  Governing Law. This Indenture and the Securities shall
                          --------------
be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

          SECTION 10.10.  No Recourse Against Others. (a)  No director, officer,
                          ---------------------------
employee, partner or stockholder, as such, of the Company or of Finance Corp. (or of such partner or stockholder) shall have any liability for any obligations of the Company or of Finance Corp., as the case may be, under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be a part of the consideration for the issue of the Securities.

          (b) without limiting the generality of the foregoing, if the Company is a limited partnership, the obligations of the

Company hereunder and under the Securities will be non-recourse to the general partner (the "General Partner") of the Company (and its affiliates (other than the Company)), and principal of and interest on the Securities will be payable only out of the cash flow and assets of the Company. The Trustee hereby agrees, and each holder of a Security will be deemed to have agreed, that, notwithstanding any statutory and/or common law liability of a general partner for the debts and obligations of a partnership, neither the General Partner nor its assets (nor any of its affiliates (other than the Company) nor their respective assets) shall be liable for any of the obligations of the Company hereunder or under the Securities, it being expressly agreed and acknowledged that all such obligations of the Company shall be payable and satisfied only from the cash flow and assets of the Company.

          SECTION 10.11. Successors.  All agreements of the Company and Finance
                         ----------
Corp. in this Indenture and the Securities shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

          SECTION 10.12. Multiple Originals.  The parties may sign any number of
                         ------------------
copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

          SECTION 10.13.  Table of Contents; Headings.  The table of contents,
                          ----------------------------
cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions thereof.

          IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.


                                                 BORDEN CHEMICALS AND PLASTICS
                                                 OPERATING PARTNERSHIP

                                                 by:  BCP MANAGEMENT, INC.,
                                                      its General Partner,

Attest:                                          by:  /S/ JOSEPH M. SAGGESE
                                                     ---------------------------
                                                   Name:  Joseph M. Saggese
                                                   Title: President
   /S/ LAWRENCE L. DIEKER
------------------------------
Name:  Lawrence L. Dieker
Title: Secretary

                                                 BCP FINANCE CORPORATION

Attest:                                          by:  /S/ JOSEPH M. SAGGESE
                                                     ---------------------------
                                                   Name:  Joseph M. Saggese
                                                   Title: President
   /S/ LAWRENCE L. DIEKER
------------------------------
Name:  Lawrence L. Dieker
Title: Secretary

                                                 THE CHASE MANHATTAN BANK
                                                 (NATIONAL ASSOCIATION),
                                                 as Trustee

Attest:                                          by:  /S/ THOMAS J. PROVENZANO
                                                     ---------------------------
                                                   Name:  Thomas J. Provenzano
                                                   Title: Second Vice President
   /S/ SHIEK WILTSHIRE
------------------------------
Name:  Shiek Wiltshire
Title: Assistant Secretary


                                      -59

                                                                       EXHIBIT A

                              [FORM OF SECURITY]

          BORDEN CHEMICALS AND PLASTICS OPERATING LIMITED PARTNERSHIP
                            BCP FINANCE CORPORATION

No.                                                                   $


                             9 1/2% Note Due 2005

          BORDEN CHEMICALS AND PLASTICS OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership, and BCP FINANCE CORPORATION, a Delaware
corporation, as joint and several obligors, promise to pay to              , or
registered assigns, the principal sum of              Dollars on May 1, 2005.

          Interest Payment Dates:  May 1 and November 1

          Record Dates:  April 15 and October 15

          Additional provisions of this Security are set forth on the other side of this Security.

Dated:

                                                  BORDEN CHEMICALS AND PLASTICS
                                                  OPERATING LIMITED PARTNERSHIP

                                                  By:  BCP MANAGEMENT, INC.
                                                       as General Partner

                                                  By:
                                                    ____________________________
                                                            President

                                                    ____________________________
                                                            Secretary

                                                  BCP FINANCE CORPORATION

                                                  By:
                                                    ____________________________
                                                            President

                                                    ____________________________
                                                            Secretary

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

THE CHASE MANHATTAN BANK (National Association), as Trustee, certifies that this is one of the Securities referred to in the Indenture.

By:

______________________________
Authorized Signatory

[FORM ON REVERSE SIDE OF SECURITY]


                             9 1/2% Note Due 2005

1.  Interest
    --------

          BORDEN CHEMICALS AND PLASTICS OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership (such partnership, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), and BCP FINANCE CORPORATION, a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called "Finance Corp."; the Company and Finance Corp. are collectively referred to herein as the "Issuers"), jointly and severally promise to pay interest on the principal amount of this Security at the rate per annum shown above. The Issuers will pay interest semiannually on May 1 and November 1 of each year (beginning November 1, 1995). Interest on Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid or duly provided for, from May 1, 1995. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Issuers shall pay interest on overdue principal at the rate borne by the Securities plus 1% per annum, and they shall pay interest on overdue installments of interest at the same rate to the extent lawful.

2.  Method of Payment
    -----------------

          The Issuers will pay interest on the Securities (except defaulted interest) to the persons who are registered holders of Securities at the close of business on the April 15 or October 15 next preceding the interest payment date even if Securities are cancelled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Issuers will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Issuers may pay principal and interest by check payable in such money and may mail an interest check to a Holder's registered address.

3.  Paying Agent and Registrar
    --------------------------

          Initially, The Chase Manhattan Bank (National Association), a corporation organized under the laws of the United States of America ("Trustee"), will act as Paying Agent and Registrar. The Issuers may appoint and change and Paying Agent, Registrar or co-registrar without notice. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4.  Indenture
    ---------

          The Company issued the Securities under an Indenture dated as of May 1, 1995 ("Indenture"), among the Company, Finance Corp. and the Trustee. The terms of the Securities include those stated in the Indenture, and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C.
                                                                          ------
SS 77aaa-77bbbb) as in effect on the date of the Indenture (the "Act"). The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of those terms. Capitalized terms used herein and not defined herein have the meaning ascribed thereto in the Indenture. The Issuers will furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture which has in it the text of this Security in larger type.

          The Securities are general unsecured obligations of the Issuers limited to $200,000,000 aggregate principal amount (subject to Section 2.07 of the Indenture). The Indenture imposes certain limitations on (i) the payment of dividends on, and redemption of, capital stock of the Company and its subsidiaries and the redemption of certain subordinated obligations of the Company, (ii) the issuance of additional debt by the Company, (iii) limitations on restrictions on distributions from subsidiaries of the Company, (iv) sales of assets and subsidiary stock, (v) the issuance of debt and preferred stock by the Company's subsidiaries, (vi) sale and leaseback transactions and (vii) transactions with affiliates. The Indenture also provides that if the Company does not consummate the acquisition of the Addis Assets by June 15, 1995, the Issuers will be required to offer to purchase up to $35.0 million in principal amount of the Securities at 100% of the principal amount thereof plus accrued and unpaid interest to the date of purchase.

5.  Optional Redemption
    -------------------

          The Securities may not be redeemed prior to May 1, 2000. On and after that date, the Issuers may redeem all the Securities in whole at any time or in part from time to time at the following redemption prices (expressed in percentages of principal amount) plus accrued interest to the redemption date:

          If redeemed during the 12 month period beginning May 1,

                                                                      Redemption
               Year                                                      Price
               ----                                                   ----------
               2000   ...........................................        104.00%
               2001   ...........................................        102.50%
               2002   ...........................................        101.25%
               2003 and thereafter .............................         100.00%

6.  Notice of Redemption
    --------------------

          Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his, her or its registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of accrued and unpaid interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied on or after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

7.  Change of Control
    -----------------

          Upon a Change of Control, each Holder shall have the right (subject to any right of the Issuers to redeem all or any part of the Securities pursuant to
Article III of the Indenture) to require that the Issuers repurchase such Holder's Securities at a purchase price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase, in accordance with Section 4.11 of the Indenture.

8.  Denominations; Transfer; Exchange
    ---------------------------------

          The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed or 15 days before an interest payment date.

9.  Persons Deemed Owners
    ---------------------

          The registered holder of this Security may be treated as the owner of it for all purposes.

10.  Unclaimed Money
     ---------------

          If the money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another person. After any such payment, Holders entitled to the money must look only to the Issuers and not to the Trustee for payment.

11.  Defeasance
     ----------

          Subject to certain conditions, the Issuers at any time may terminate some or all of their obligations under the Securities and the Indenture if the Issuers deposit with the Trustee money or U.S. Government Obligations for the payment of principal, premium and interest on the Securities to the date fixed for redemption or maturity, as the case may be.

12.  Amendment, Waiver
     -----------------

          Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in principal amount outstanding of the Securities (including consents obtained in connection with a tender offer or exchange offer for Securities) and (ii) any default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in principal amount outstanding of the Securities (including consents obtained in connection with a tender offer or exchange offer for Securities). Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company, Finance Corp. and the Trustee may amend the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency, or to comply with
Article 5 of the Indenture, or to provide for uncertificated Securities in addition to or in place of certificated Securities, or to comply with the Act or to add additional covenants or surrender the Issuers' rights, or to make certain changes in the subordination provisions, or to make any change that does not adversely affect the rights of any Securityholder.

13.  Defaults and Remedies
     ---------------------

          Under the Indenture, Events of Default include (i) default for 30 days in payment of interest on the Securities; (ii) default in payment of principal on the Securities at maturity, upon redemption pursuant to paragraph 5 hereof, upon declaration or otherwise; (iii) failure by the Issuers to comply with other agreements in the Indenture or the Securities, in certain cases subject to notice and lapse of time; (iv) failure to pay other debt after final maturity or after acceleration thereof, if the total amount of such debt exceeds $20,000,000; (v) certain events of bankruptcy or insolvency; and (vi) certain judgments or decrees for the payment of money in excess of $20,000,000. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

          Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

14.  Trustee Dealings with the Issuers
     ---------------------------------

          Subject to certain limitations imposed by the Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its affiliates and may otherwise deal with the Company or its affiliates with the same rights it would have if it were not Trustee.

15.  No Recourse Against Others
     --------------------------

          A director, officer, employee, partner or stockholder, as such, of the Company, Finance Corp. or the Trustee shall not have any liability for any obligations of the Company or Finance Corp., as the case may be, under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

          Without limiting the generality of the foregoing, if the Company is a limited partnership, the obligations of the Company hereunder and under the Indenture will be non-recourse to the general partner (the "General Partner") of the Company (and its affiliates (other than the Company)), and principal of and interest on this Security will be payable only out of the cash flow and assets of the Company. The Trustee hereby agrees, and each holder of a Security will be deemed to have agreed, that, notwithstanding any statutory and/or common law liability of a general partner for the debts and obligations of a partnership, neither the General Partner nor its assets (nor any of its affiliates (other than the Company) nor their respective assets) shall be liable for any of the obligations of the Company hereunder or under the Indenture, it being expressly agreed and acknowledged that all such obligations of the Company shall be payable and satisfied only from the cash flow and assets of the Company.

16.  Authentication
     --------------

          This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

17.  Abbreviations
     -------------

          Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

18.  CUSIP Numbers
     -------------

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Securities and have directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

19.  Notices
     -------

          Any notice or communication shall be in writing and delivered in person or mailed by first-class addressed as follows:

          if to the Company or Finance Corp.:
               BCP Management, Inc.
               180 East Broad Street
               Columbus, Ohio 43215
               Attention:  Secretary
          if to the Trustee:
               The Chase Manhattan Bank (National Association)
               4 Chase MetroTech Center - 3rd Floor
               Brooklyn, New York 11245
               Attention:  Institutional Trust Group

          The Company, Finance Corp. or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

          Any notice or communication mailed to a Securityholder shall be mailed to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

________________________________________________________________________________

                                ASSIGNMENT FORM


To assign this Security, fill in the form below:

I or we assign and transfer this Security to

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
             (Print or type assignee's name, address and zip code)

________________________________________________________________________________
             (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint                                      agent to
transfer this Security on the books of the Company. The agent may substitute another to act for him.

________________________________________________________________________________

Date:  _________________________   Your Signature:  ____________________________


________________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

                      OPTION OF HOLDER TO ELECT PURCHASE

          To elect to have this Security purchased by the Issuers pursuant to
Section 4.06, 4.11 or 4.12 of the Indenture, check the box below:

{__} Section 4.06             {__} Section 4.11            {__} Section 4.12

          To elect to have only part of this Security purchased by the Issuers pursuant to Section 4.06, Section 4.11 or Section 4.12 of the Indenture, state the amount you elect to have purchased (in integral multiples of $1,000):
$__________________

Date:  __________________   Your Signature:  ___________________________________

                            (Sign exactly as your name appears on this Security)

                            Tax Identification No.:  ___________________________

Signature Guarantee.